AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 2017

File No.  333-156529
File No.  811-22263

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                              (X)

PRE-EFFECTIVE AMENDMENT NO. __ (  )

POST-EFFECTIVE AMENDMENT NO.   212    (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           (X)

AMENDMENT NO.   215   (X)

EXCHANGE TRADED CONCEPTS TRUST
(Exact Name of Registrant as Specified in Charter)

10900 Hefner Pointe Drive
Suite 207
Oklahoma City, Oklahoma 73120
(Address of Principal Executive Offices, Zip Code)

(405) 778-8377
(Registrant’s Telephone Number, including Area Code)

J. Garrett Stevens
Exchange Traded Concepts Trust
10900 Hefner Pointe Drive
Suite 207
Oklahoma City, Oklahoma 73120
(Name and Address of Agent for Service)

Copy to:
Christopher Menconi
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):
[ ]	Immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	On July 31, 2017 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	On (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Exchange Traded Concepts Trust

Prospectus

July 31, 2017

REX VolMAXXTM LONG VIX WEEKLY FUTURES STRATEGY ETF (VMAX)

REX VolMAXXTM SHORT VIX WEEKLY FUTURES STRATEGY ETF (VMIN)

Principal Listing Exchange for each Fund: Bats BZX Exchange, Inc.

The Funds are not suitable for all investors and are designed to be utilized only by sophisticated investors who understand the risks associated with the use of derivatives and seeking “short” investment exposure, are willing to assume a high degree of risk, and intend to actively monitor and manage their investments in the Funds.

The Funds are actively managed and are not benchmarked to the VIX Index (as defined herein), which is calculated based on the prices of put and call options on the S&P 500® Index. As such, the Funds can be expected to perform very differently from the performance of the VIX Index. Although the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF seeks to provide “short” exposure, the Fund does not promise or seek to provide any specific negative multiple of the performance of the VIX Index or VIX Futures Contracts over any specified period of time.

In addition, investors in the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF should understand the consequences of the “short” strategy employed by the Fund, which is subject to, among others, compounding and market volatility risk. The Fund normally will adjust its portfolio on a daily basis in seeking to provide short exposure, which entails obtaining additional short exposure as the Fund experiences gains, and reducing short exposure as the Fund experiences losses.  As a result, the Fund’s performance may be more vulnerable to the effects of compounding than funds that do not seek to provide short investment exposure.  During periods of high volatility, this risk may be exacerbated and the Fund may have losses as a result of such adjustments, even if the value of assets held by the Fund is ultimately unchanged.

The shares of each Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission or the U.S. Commodity Futures Trading Commission nor has the U.S. Securities and Exchange Commission or the U.S. Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information.  For detailed information about the Funds, please see:

HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND	BACK COVER

Fund Summary: REX VolMAXXTM Long VIX Weekly Futures Strategy ETF

Investment Objective

The REX VolMAXXTM Long VIX Weekly Futures Strategy ETF (the “Fund”) seeks to provide investors with exposure to the implied volatility of the broad-based, large-cap U.S. equity market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Other Expenses of the Subsidiary	0.00%
Other Expenses of the Fund	1.65%
Total Annual Fund Operating Expenses	2.90%

[1]
Exchange Traded Concepts, LLC (the “Adviser”) has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking may be terminated only with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Any Fund fees waived by the Adviser are reflected in the 1 Year amount only.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$293	$898	$1,528	$3,223

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period May 3, 2016 (commencement of operations) through March 31, 2017, the Fund’s portfolio turnover rate was 328% of the average value of its portfolio.
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Principal Investment Strategies

The Fund seeks to achieve its investment objective, under normal circumstances, by obtaining investment exposure, through the use of the financial instruments and investments described below, to an actively managed portfolio of futures contracts based on the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX Index”) (“VIX Futures Contracts”) with weekly and monthly expirations. The value of the Fund’s Shares relates directly to the value of, and realized profit or loss from, the financial instruments and other assets held by the Fund, including VIX Futures Contracts.  Fluctuations in the price of these financial instruments or assets could materially adversely affect an investment in the Fund.

The Fund expects to invest primarily in and obtain exposure to VIX Futures Contracts with less than one month to expiration, but may invest in and obtain exposure to VIX Futures Contracts with longer durations.  The Fund expects the notional value of its exposure to VIX Futures Contracts to be equal to approximately 100% of Fund assets at all times and the weighted average of time to expiry of the VIX Futures Contracts to be less than one month at all times.  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination provide exposure to VIX Futures Contracts with an aggregate weighted average of time to expiry of less than one month.

The VIX Index seeks to measure the market’s current expectation of 30-day volatility of the S&P 500® Index (the “S&P 500®”), as reflected by the prices of near-term S&P 500® options.  The market’s current expectation of the possible rate and magnitude of movements in an index is commonly referred to as the “implied volatility” of the index.  Because S&P 500® options derive value from the possibility that the S&P 500® may experience movement before such options expire, the prices of near-term S&P 500® options are used to calculate the implied volatility of the S&P 500®.

Unlike many indexes, the VIX Index is not an investable index.  Rather, the VIX Index serves as a market volatility forecast.  The Fund does not seek to track the performance of the VIX Index or the S&P 500® and, in fact, can be expected to perform very differently from the VIX Index over all periods of time.

The value of a VIX Futures Contract is based on the expected reading of the VIX Index at the expiration of such VIX Futures Contract, and therefore represents forward implied volatility of the S&P 500® over the 30-day period following the expiration of the VIX Futures Contracts.  As a result, a movement in the VIX Index today will not necessarily result in a corresponding movement in the price of VIX Futures Contracts.  For example, a VIX Futures Contract purchased in March that expires in May is a forward contract on what the VIX Index, as a measure of 30-day implied volatility, will be on the May expiration date.  The forward volatility reading of the VIX Index may not correlate directly to the current volatility reading of the VIX Index because the implied volatility of the S&P 500® at a future expiration date may be different from the current implied volatility of the S&P 500®.  Furthermore, VIX Futures Contracts that have longer durations often may not reflect the VIX Index’s readings as precisely as VIX Futures Contacts that are closer to expiration due to the increased potential for the implied volatility of the S&P 500® to shift, at a future date, from the current level of implied volatility.  VIX Futures Contracts are standard futures contracts that settle for cash based on the VIX Special Opening Quotation, the final settlement value for VIX Futures Contracts that is calculated using opening prices of constituent S&P 500® options.

3

The Fund will experience positive or negative performance based on changes in the implied level of future market volatility to the extent these changes are reflected in the price of VIX Futures Contracts.  The Fund generally will experience positive performance, before accounting for fees and expenses, to the extent that the value of its long positions in and exposure to VIX Futures Contracts increases.  Similarly, the Fund generally will experience negative performance, before accounting for fees and expenses, to the extent that the implied level of future volatility decreases.

The Fund expects to gain significant exposure to VIX Futures Contracts, which are considered broad-based security index futures, by investing up to 25% of its total assets, as measured at the end of every quarter of the Fund’s taxable year, in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”).  The Subsidiary generally will invest in long positions in VIX Futures Contracts and will periodically sell VIX Futures Contracts to unwind a portion of its long positions. The Subsidiary may also invest in other commodity futures, options, and swap contracts; fixed income securities; pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the “1940 Act”); and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  The Subsidiary is advised by the Adviser, managed on a day-to-day basis by Vident Investment Advisory, LLC (the “Sub-Adviser”), and has the same investment objective as the Fund.  Unlike the Fund, the Subsidiary may invest to a greater extent in broad-based security index futures, including VIX Futures Contracts, than the Fund.  The Subsidiary’s investments in such instruments will be subject to limits on leverage imposed by the 1940 Act.  The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to VIX Futures Contracts in a manner consistent with U.S. federal tax law requirements applicable to regulated investment companies.  The Fund may also invest in VIX Futures Contracts directly to a limited extent, consistent with limitations imposed by the federal securities laws and U.S. federal tax law requirements applicable to regulated investment companies.

The Fund also may purchase options contracts on the VIX Index (“VIX Options Contracts”) to gain exposure, which at times may be significant, to VIX Futures Contracts, including but not limited to “in the money” call options.  The Fund intends to invest primarily in exchange-listed and traded VIX Futures Contracts and VIX Options Contracts, but also may invest in these instruments in the over-the counter (“OTC”) market.  In general, exchange-traded derivative instruments have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such instruments is guaranteed by the exchange or a related clearing corporation.  OTC derivative instruments generally have more flexible terms negotiated between the buyer and the seller, and typically do not require the parties to post margin.  As a result, such instruments generally are subject to greater credit risk.  OTC instruments also may be subject to greater liquidity risk.

4

Futures and options contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures or options contract for the current delivery month will cease. Therefore, in order to maintain consistent exposure to VIX Futures Contracts, the Fund must periodically migrate out of VIX Futures Contracts and VIX Options Contracts nearing expiration and into VIX Futures Contracts and VIX Options Contracts with later expirations — a process referred to as “rolling.” The effect of this continuous process of selling contracts nearing expiration and buying longer-dated contracts is called “roll yield.”

Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or to meet redemption requests.

In addition to the Fund’s investment in the Subsidiary and VIX Futures Contracts and VIX Options Contracts, the Fund may also invest in: (1) swap agreements that provide exposure to VIX Futures Contracts; (2) exchange-traded funds (“ETFs”), exchange-traded closed-end funds, other investment companies registered under the 1940 Act, and other pooled investment vehicles (collectively, “Underlying Funds”) that provide exposure to VIX Futures Contracts; (3) exchange-traded notes (“ETNs”) that provide exposure to VIX Futures Contracts; and (4) fixed income securities (namely, commercial paper and U.S. government obligations), bank instruments, cash, and other cash equivalents to collateralize its exposure to the VIX Futures Contracts and for investment purposes. The Fund may also take short positions with respect to Underlying Funds and/or ETNs that provide exposure to VIX Futures Contracts.  The Fund will seek notional exposure to VIX Futures Contracts via these investments in circumstances where investing in VIX Futures Contracts directly or through the Subsidiary, as discussed, may be constrained, including circumstances where the notional value of the Subsidiary’s exposure to VIX Futures Contracts is limited to less than 100% of Fund assets.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.  The principal risks affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk.  The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

5

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions Risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions in exchange for a significant cash component and a smaller component of in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had satisfied a redemption completely in-kind. As a result, the Fund may be less tax efficient than ETFs that redeem in kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Commodity Pool Regulatory Risk. The Fund’s investment exposure to VIX Futures Contracts will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), the Sub-Adviser is registered as a Commodity Trading Advisor (“CTA”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies.  Registration as a CPO and CTA imposes additional compliance obligations on the Adviser, the Sub-Adviser, and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk. The Fund may invest in and will have investment exposure to VIX Futures Contracts, VIX Options Contracts, and swap agreements, which are types of derivative contracts.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate, or index.  The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.  In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear as of the date of this Prospectus.

6

VIX Futures and Options Contracts Risk.  VIX Futures Contracts and VIX Options Contracts are unlike traditional futures and options contracts and are not based on a tradable reference asset.  The VIX Index is not directly investable, and the settlement price of a VIX Futures Contract or VIX Options Contract is based on the calculation that determines the level of the VIX Index.  As a result, the behavior of a VIX Futures Contract or VIX Options Contract may be different from traditional futures and options contracts whose settlement price is based on a specific tradable asset.

Several factors may affect the price and/or liquidity of VIX Futures Contracts and VIX Options Contracts, including, but not limited to: prevailing market prices and forward volatility levels of the U.S. stock markets, the S&P 500®, the equity securities included in the S&P 500® and prevailing market prices of options on the S&P 500®, the VIX Index, VIX Options Contracts, VIX Futures Contracts, or any other financial instruments related to the S&P 500® and the VIX Index or VIX Futures Contracts; interest rates; economic, financial, political, regulatory, geographical, biological or judicial events that affect the current volatility reading of the VIX Index or the market price or forward volatility of the U.S. stock markets, the equity securities included in the S&P 500®, the S&P 500®, the VIX Index or VIX Futures Contracts and VIX Options Contracts; supply and demand as well as hedging activities in the listed and OTC equity derivatives markets; disruptions in trading of the S&P 500®, futures contracts on the S&P 500® or options on the S&P 500®; and the level of contango or backwardation in the VIX Futures Contracts market.  These factors interrelate in complex ways, and the effect of one factor on the market value of the Fund may offset or enhance the effect of another factor.

When the Fund has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures markets are highly volatile and the use of or exposure to futures contracts may increase volatility of the Fund’s NAV.  Futures contracts are also subject to liquidity risk.

Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Sub-Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options, VIX Futures Contracts, and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Options traded in the OTC market also may be subject to increased counterparty credit risk.

7

Swap Agreement Risk.  The Fund may use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.  Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline.  OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty.

Early Closing Risk.  An unanticipated early closing of the Bats BZX Exchange, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

ETN Risk.  ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on a U.S. stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, which is the risk that the issuer cannot pay interest or repay principal when it is due. Additionally, the value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in interest rates or the issuer’s credit rating, and other economic, legal, political or geographic events.

Futures Rolling Risk.  The Fund’s investment strategy is subject to risks related to rolling. The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can impact the Fund’s returns.  Because of the frequency with which the Fund expects to roll VIX Futures Contracts, the impact of such contango or backwardation may be greater than the impact would be if the Fund experienced less portfolio turnover.

8

Historic Correlation Risk.  To the extent that an investor purchases the Fund seeking diversification benefits based on the historic correlation (whether positive or negative) between the VIX Futures Contracts and other asset classes, such historic correlation may not continue or may reverse itself. In this circumstance, the diversification or other benefits sought may be limited or non-existent.

Index Calculation and VIX Futures and Options Contract Pricing Risk.  The policies of S&P and the CBOE and changes that affect the composition and valuation of the S&P 500® and the VIX Index could affect the level of such indexes and/or the value of VIX Futures Contracts and VIX Options Contracts and, therefore, the value of the Fund’s Shares.

Interest Rate Risk.  The value of the Fund’s fixed-income assets will decline because of rising interest rates.  The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

Leveraging Risk.  The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

Liquidity Risk. The Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. The large size of the positions which the Fund may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and increasing the losses incurred while trying to do so.  Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Fund will typically invest in financial instruments related to one index. A lack of liquidity could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Currently, the open interest in VIX Futures Contracts and VIX Options Contracts with less than one month to expiration is extremely limited for many of the available expiration dates.  If the Sub-Adviser determines not to invest in a VIX Futures Contract or and VIX Options Contract that is near to expiration, including because of price or liquidity concerns with respect to a given VIX Futures Contract or VIX Options Contract, the Sub-Adviser may invest in VIX Futures Contracts or VIX Options Contracts that are further from expiration. Investing in a VIX Futures Contract or VIX Options Contract that is further from expiration will increase the weighted average time to expiration of the Fund’s portfolio, which may result in a lower correlation of the portfolio to the performance of the VIX Index.

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Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Non-Diversification Risk. The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

OTC Risk. Certain derivatives traded in OTC markets, including certain OTC options, involve significant liquidity risk. The absence or lack of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is subject to credit risk with respect to its counterparties. The Fund will seek to transact with only creditworthy counterparties to mitigate counterparty credit risk.

Portfolio Turnover Risk.  The Fund’s investment strategy is expected to result in high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Short Sale Exposure Risk.  The Fund may seek “short” exposure to certain investments through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain exposure through financial instruments, or require the Fund to seek exposure through alternative investment strategies that may be less desirable or more costly to implement.

Short Sales Risk.  Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases and the market price of the security sold short could increase without limit, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets.

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Subsidiary Risk.  The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.  Thus, the Fund, as the sole investor in the subsidiary, will not have all of the protections offered to shareholders of registered investment companies.

Tax Risk.  The Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Certain of the Fund’s investments may not generate qualifying income if made directly by the Fund.  The Fund expects to gain significant exposure to VIX Futures Contracts indirectly through the Subsidiary in a manner to ensure that it qualifies as a RIC under Subchapter M of the Code.  Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders, which would ultimately affect a shareholder’s return on its investment in the Fund.

Trading Risk. Shares of the Fund may trade on the Exchange above or below their net asset value (“NAV”). The NAV of Shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained.

Underlying Funds Risk.  The Fund may invest in ETFs, exchange-traded closed-end funds, other investment companies registered under the 1940 Act, and other pooled investment vehicles not registered under the 1940 Act, in which case the Fund’s performance will be directly related to the performance of those investment companies. Through its positions in these investment companies, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of their securities or instruments could decrease.

U.S. Government Securities Risk. The Fund may invest in U.S. government securities, which are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

Volatility Risk.  The Fund’s derivative investments, which are largely linked to equity market volatility levels, can be highly volatile and may experience large losses.  Trading in VIX Futures Contracts and VIX Options Contracts, particularly contracts that are close to expiration, has been very volatile and can be expected to be very volatile in the future.  The volatile nature of these instruments may have an adverse impact on the Fund beyond the impact of any changes in the VIX Index.

The Fund is not suitable for all investors.  The Fund should be utilized only by investors who (a) understand the risks associated with the use of derivatives, (b) are willing to assume a high degree of risk, and (c) intend to actively monitor and manage their investments in the Fund.  Investors who do not meet these criteria should not buy shares of the Fund.  An investment in the Fund is not a complete investment program.

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Performance Information

The Fund commenced operations on May 3, 2016 and therefore does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Vident Investment Advisory, LLC serves as sub-adviser to the Fund.

Portfolio Manager

Denise M. Krisko, CFA, President and Co-Founder of the Sub-Adviser, has served as portfolio manager of the Fund since its inception in 2016.

For important information about the purchase and sale of Shares and tax information, please turn to “Summary Information about Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page 25 of the prospectus.

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Fund Summary: REX VolMAXXTM Short VIX Weekly Futures Strategy ETF

Investment Objective

The REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (the “Fund”) seeks to provide investors with short exposure to the implied volatility of the broad-based, large-cap U.S. equity market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.45%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Other Expenses of the Subsidiary	0.00%
Other Expenses of the Fund	1.68%
Total Annual Fund Operating Expenses	3.13%

[1]
Exchange Traded Concepts, LLC (the “Adviser”) has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking may be terminated only with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Any Fund fees waived by the Adviser are reflected in the 1 Year amount only. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$316	$966	$1,640	$3,439

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  For the fiscal period May 3, 2016 (commencement of operations) through March 31, 2017, the Fund’s portfolio turnover rate was 511% of the average value of its portfolio.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective, under normal circumstances, by obtaining investment exposure, through the use of the financial instruments and investments described below, to an actively managed portfolio of short positions in futures contracts based on the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX Index”) (“VIX Futures Contracts”) with weekly and monthly expirations. The value of the Fund’s Shares relates directly to the value of, and realized profit or loss from, the financial instruments and other assets held by the Fund, including VIX Futures Contracts. Fluctuations in the price of these financial instruments or assets could materially adversely affect an investment in the Fund.

The Fund expects to primarily take short positions in and obtain short exposure to VIX Futures Contracts with less than one month to expiration, but may take short positions in and obtain short exposure to VIX Futures Contracts with longer durations. The Fund expects the notional value of its exposure to VIX Futures Contracts to be equal to approximately 100% of Fund assets at the close of each trading day and the weighted average of time to expiry of the VIX Futures Contracts to be less than one month at all times.  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination provide short exposure to VIX Futures Contracts with an aggregate weighted average of time to expiry of less than one month.

The VIX Index seeks to measure the market’s current expectation of 30-day volatility of the S&P 500® Index (the “S&P 500®”), as reflected by the prices of near-term S&P 500® options.  The market’s current expectation of the possible rate and magnitude of movements in an index is commonly referred to as the “implied volatility” of the index.  Because S&P 500® options derive value from the possibility that the S&P 500® may experience movement before such options expire, the prices of near-term S&P 500® options are used to calculate the implied volatility of the S&P 500®.

Unlike many indexes, the VIX Index is not an investable index.  Rather, the VIX Index serves as a market volatility forecast.  The Fund does not seek to track the performance of the VIX Index or the S&P 500® and, in fact, can be expected to perform very differently from the VIX Index over all periods of time.

The value of a VIX Futures Contract is based on the expected reading of the VIX Index at the expiration of such VIX Futures Contract, and therefore represents forward implied volatility of the S&P 500® over the 30-day period following the expiration of the VIX Futures Contracts.  As a result, a movement in the VIX Index today will not necessarily result in a corresponding movement in the price of VIX Futures Contracts.  For example, a VIX Futures Contract purchased in March that expires in May is a forward contract on what the VIX Index, as a measure of 30-day implied volatility, will be on the May expiration date.  The forward volatility reading of the VIX Index may not correlate directly to the current volatility reading of the VIX Index because the implied volatility of the S&P 500® at a future expiration date may be different from the current implied volatility of the S&P 500®.  Furthermore, VIX Futures Contracts that have longer durations often may not reflect the VIX Index’s readings as precisely as VIX Futures Contacts that are closer to expiration due to the increased potential for the implied volatility of the S&P 500® to shift, at a future date, from the current level of implied volatility. VIX Futures Contracts are standard futures contracts that settle for cash based on the VIX Special Opening Quotation, the final settlement value for VIX Futures Contracts that is calculated using opening prices of constituent S&P 500® options.

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The Fund will experience positive or negative performance based on changes in the implied level of future market volatility to the extent these changes are reflected in the price of VIX Futures Contracts.  The Fund generally will experience positive performance, before accounting for fees and expenses, to the extent that the implied level of future volatility, as reflected by the value of the Fund’s short positions in and exposure to VIX Futures Contracts, decreases. Similarly, the Fund generally will experience negative performance, before accounting for fees and expenses, to the extent that the implied level of future volatility increases.

The Fund expects to gain significant exposure to VIX Futures Contracts, which are considered broad-based security index futures, by investing up to 25% of its total assets, as measured at the end of every quarter of the Fund’s taxable year, in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”).  The Subsidiary generally will invest in short positions in VIX Futures Contracts and will periodically buy VIX Futures Contracts to unwind a portion of its short positions.  The Subsidiary may also invest in other commodity futures, options, and swap contracts; fixed income securities; pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the “1940 Act”); and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  The Subsidiary is advised by the Adviser, managed on a day-to-day basis by Vident Investment Advisory, LLC (the “Sub-Adviser”), and has the same investment objective as the Fund.  Unlike the Fund, the Subsidiary may invest to a greater extent in broad-based security index futures, including VIX Futures Contracts, than the Fund.  The Subsidiary’s investments in such instruments will be subject to limits on leverage imposed by the 1940 Act.  The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to VIX Futures Contracts in a manner consistent with U.S. federal tax law requirements applicable to regulated investment companies.  The Fund may also invest in VIX Futures Contracts directly to a limited extent, consistent with limitations imposed by the federal securities laws and U.S. federal tax law requirements applicable to regulated investment companies.

The Fund also may sell (write) options contracts on the VIX Index (“VIX Options Contracts”) to gain exposure, which at times may be significant, to VIX Futures Contracts, including but not limited to “in the money” call options.  The Fund intends to invest primarily in exchange-listed and traded VIX Futures Contracts and VIX Options Contracts, but also may invest in these instruments in the over-the counter (“OTC”) market.  In general, exchange-traded derivative instruments have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such instruments is guaranteed by the exchange or a related clearing corporation.  OTC derivative instruments generally have more flexible terms negotiated between the buyer and the seller, and typically do not require the parties to post margin.  As a result, such instruments generally are subject to greater credit risk.  OTC instruments also may be subject to greater liquidity risk.

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Futures and options contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures or options contract for the current delivery month will cease. Therefore, in order to maintain consistent exposure to VIX Futures Contracts, the Fund must periodically migrate out of VIX Futures Contracts and VIX Options Contracts nearing expiration and into VIX Futures Contracts and VIX Options Contracts with later expirations — a process referred to as “rolling.” The effect of this continuous process of selling contracts nearing expiration and buying longer-dated contracts is called “roll yield.”

Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or to meet redemption requests.

In addition to the Fund’s investment in the Subsidiary and VIX Futures Contracts and VIX Options Contracts, the Fund may also invest in: (1) swap agreements that provide exposure to VIX Futures Contracts; (2) exchange-traded funds (“ETFs”), exchange-traded closed-end funds, other investment companies registered under the 1940 Act, and other pooled investment vehicles (collectively, “Underlying Funds”) that provide exposure to VIX Futures Contracts; (3) exchange-traded notes (“ETNs”) that provide exposure to VIX Futures Contracts; and (4) fixed income securities (namely, commercial paper and U.S. government obligations), bank instruments, cash, and other cash equivalents to collateralize its exposure to the VIX Futures Contracts and for investment purposes.  The Fund may not invest in leveraged index-based Underlying Funds or ETNs (i.e., Underlying Funds or ETNs that seek to return a multiple of the performance of the index or benchmark they seek to track). The Fund may take long positions, directly and indirectly, in inverse index-based Underlying Funds or ETNs (i.e., Underlying Funds or ETNs that seek to return the opposite of the performance of the index or benchmark they seek to track), but will limit such investments to no more than 15% of its net assets consistent with SEC Staff guidance. The Fund may also take short positions with respect to Underlying Funds and/or ETNs that provide exposure to VIX Futures Contracts.  The Fund will seek notional exposure to VIX Futures Contracts via these investments in circumstances where investing in VIX Futures Contracts directly or through the Subsidiary may be constrained, including circumstances where the notional value of the Subsidiary’s exposure to VIX Futures Contracts is limited to less than 100% of Fund assets.

In seeking to provide short exposure to the implied volatility of the broad-based, large-cap U.S. equity market, the Fund generally will seek to position its portfolio so that the notional value of its short exposure equals approximately 100% of Fund assets at the close of each trading day. Because the Fund seeks short exposure to implied volatility, changes in the value of the Fund’s assets during the day will affect whether the Fund’s short exposure needs to be adjusted. For example, if implied volatility of the broad-based, large-cap U.S. equity market has increased on a given day, the notional value of the Fund’s exposure to implied volatility should increase, but net assets of the Fund should fall. As a result, the Fund’s short exposure will need to be decreased. Conversely, if implied volatility of the broad-based, large-cap U.S. equity market has decreased on a given day, the notional value of the Fund’s exposure to implied volatility should decrease, but net assets of the Fund should increase. As a result, the Fund’s short exposure will need to be increased.

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Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.  The principal risks affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Investors should understand that the Fund does not seek to provide investment performance that is exactly the inverse (-1x) of the performance of either the VIX Index or VIX Futures Contracts held by the Fund at any given point in time.  Not only will the Fund’s investment performance be affected by compounding, but it also will reflect the Fund’s investment in other types of investment products, which due to the active nature of the Fund’s investment strategies will vary in type and amount over time.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions Risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions in exchange for a significant cash component and a smaller component of in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had satisfied a redemption completely in-kind. As a result, the Fund may be less tax efficient than ETFs that redeem in kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

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Commodity Pool Regulatory Risk.  The Fund’s investment exposure to VIX Futures Contracts will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), the Sub-Adviser is registered as a Commodity Trading Advisor (“CTA”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies.  Registration as a CPO and CTA imposes additional compliance obligations on the Adviser, the Sub-Adviser, and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Compounding Risk.  In the course of managing the Fund’s investments, the Sub-Adviser will need to periodically adjust the Fund’s holdings in order to maintain short investment exposure approximately equivalent to 100% of the Fund’s assets. This process entails obtaining additional short exposure as the Fund experiences investment gains, and reducing short exposure as the Fund experiences investment losses.

Compounding is the cumulative effect of applying investment gains and losses and income to the principal amount invested over time.  Gains or losses experienced over a given period will increase or reduce the principal amount invested from which the subsequent period’s returns are calculated.  All types of investments are subject to compounding to varying degrees, but the effects of compounding may be more pronounced for a fund that seeks to provide short investment exposure, such as the Fund. This effect becomes more pronounced as volatility increases.  The effects of compounding may cause the performance of the Fund to differ from your expectations and may have an adverse effect on your investment over time, regardless of the performance of the Fund’s individual investments.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk.  The Fund may invest in and will have investment exposure to VIX Futures Contracts, VIX Options Contracts, and swap agreements, which are types of derivative contracts.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate, or index.  The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.  In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear as of the date of this Prospectus.

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VIX Futures and Options Contracts Risk.  VIX Futures Contracts and VIX Options Contracts are unlike traditional futures and options contracts and are not based on a tradable reference asset.  The VIX Index is not directly investable, and the settlement price of a VIX Futures Contract or VIX Options Contract is based on the calculation that determines the level of the VIX Index.  As a result, the behavior of a VIX Futures Contract or VIX Options Contract may be different from traditional futures and options contracts whose settlement price is based on a specific tradable asset.

Several factors may affect the price and/or liquidity of VIX Futures Contracts and VIX Options Contracts, including, but not limited to: prevailing market prices and forward volatility levels of the U.S. stock markets, the S&P 500®, the equity securities included in the S&P 500® and prevailing market prices of options on the S&P 500®, the VIX Index, VIX Options Contracts, VIX Futures Contracts, or any other financial instruments related to the S&P 500® and the VIX Index or VIX Futures Contracts; interest rates; economic, financial, political, regulatory, geographical, biological or judicial events that affect the current volatility reading of the VIX Index or the market price or forward volatility of the U.S. stock markets, the equity securities included in the S&P 500®, the S&P 500®, the VIX Index or VIX Futures Contracts and VIX Options Contracts; supply and demand as well as hedging activities in the listed and OTC equity derivatives markets; disruptions in trading of the S&P 500®, futures contracts on the S&P 500® or options on the S&P 500®; and the level of contango or backwardation in the VIX Futures Contracts market.  These factors interrelate in complex ways, and the effect of one factor on the market value of the Fund may offset or enhance the effect of another factor.

When the Fund has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures markets are highly volatile and the use of or exposure to futures contracts may increase volatility of the Fund’s NAV.  Futures and options contracts are also subject to liquidity risk.

Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Sub-Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options, VIX Futures Contracts, and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Options traded in the OTC market also may be subject to increased counterparty credit risk.

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Swap Agreement Risk.  The Fund may use swap agreements as a means to achieve its investment objective.  Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.  Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline.  OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty.

Early Closing Risk.  An unanticipated early closing of the Bats BZX Exchange, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

ETN Risk.  ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on a U.S. stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, which is the risk that the issuer cannot pay interest or repay principal when it is due. Additionally, the value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in interest rates or the issuer’s credit rating, and other economic, legal, political or geographic events.

Futures Rolling Risk.  The Fund’s investment strategy is subject to risks related to rolling. The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can impact the Fund’s returns.  Because of the frequency with which the Fund expects to roll VIX Futures Contracts, the impact of such contango or backwardation may be greater than the impact would be if the Fund experienced less portfolio turnover.

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Historic Correlation Risk.  To the extent that an investor purchases the Fund seeking diversification benefits based on the historic correlation (whether positive or negative) between the VIX Futures Contracts and other asset classes, such historic correlation may not continue or may reverse itself. In this circumstance, the diversification or other benefits sought may be limited or non-existent.

Index Calculation and VIX Futures Contract Pricing Risk.  The policies of S&P and the CBOE and changes that affect the composition and valuation of the S&P 500® and the VIX Index could affect the level of such indexes and/or the value of VIX Futures Contracts and VIX Options Contracts and, therefore, the value of the Fund’s Shares.

Interest Rate Risk.  The value of the Fund’s fixed-income assets will decline because of rising interest rates.  The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

Leveraging Risk.  The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

Liquidity Risk.  The Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. The large size of the positions which the Fund may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and increasing the losses incurred while trying to do so.  Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Fund will typically invest in financial instruments related to one index.  A lack of liquidity could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Currently, the open interest in VIX Futures Contracts and VIX Options Contracts with less than one month to expiration is extremely limited for many of the available expiration dates.  If the Sub-Adviser determines not to invest in a VIX Futures Contract or VIX Options Contract that is near to expiration, including because of price or liquidity concerns with respect to a given VIX Futures Contract or VIX Options Contract, the Sub-Adviser may invest in VIX Futures Contracts or VIX Options Contract that are further from expiration.  Investing in a VIX Futures Contract or VIX Options Contract that is further from expiration will increase the weighted average time to expiration of the Fund’s portfolio, which may result in a lower correlation of the portfolio to the performance of the VIX Index.

Market Risk.  Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.
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Non-Diversification Risk. The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

OTC Risk. Certain derivatives traded in OTC markets, including certain OTC options, involve significant liquidity risk. The absence or lack of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is subject to credit risk with respect to its counterparties. The Fund will seek to transact with only creditworthy counterparties to mitigate counterparty credit risk.

Portfolio Turnover Risk.  The Fund’s investment strategy is expected to result in high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Short Exposure Risk. Shareholders will lose money when the value of the VIX Futures Contracts rise—a result that is the opposite from traditional funds.  Short positions can also result in the total loss of an investor’s investment. A single day or intraday increase in the level of the VIX Futures Contracts approaching 100% could result in the total loss or almost total loss of an investor’s investment, even if the levels of the VIX Futures Contracts subsequently decrease.

Short Sale Exposure Risk.  The Fund may seek “short” exposure to certain investments through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain exposure through financial instruments, or require the Fund to seek exposure through alternative investment strategies that may be less desirable or more costly to implement.

Short Sales Risk.  Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases and the market price of the security sold short could increase without limit, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets.
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Subsidiary Risk.  The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.  Thus, the Fund, as the sole investor in the subsidiary, will not have all of the protections offered to shareholders of registered investment companies.

Tax Risk.  The Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Certain of the Fund’s investments may not generate qualifying income if made directly by the Fund.  The Fund expects to gain significant exposure to VIX Futures Contracts indirectly through the Subsidiary in a manner to ensure that it qualifies as a RIC under Subchapter M of the Code. Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders, which would ultimately affect a shareholder’s return on its investment in the Fund.

Trading Risk.  Shares of the Fund may trade on the Exchange above or below their net asset value (“NAV”). The NAV of Shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained.

Underlying Funds Risk.  The Fund may invest in ETFs, exchange-traded closed-end funds, other investment companies registered under the 1940 Act, and other pooled investment vehicles not registered under the 1940 Act, in which case the Fund’s performance will be directly related to the performance of those investment companies. Through its positions in these investment companies, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of their securities or instruments could decrease.

U.S. Government Securities Risk.  The Fund may invest in U.S. government securities, which are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

Volatility Risk.  The Fund’s derivative investments, which are largely linked to equity market volatility levels, can be highly volatile and may experience large losses. Trading in VIX Futures Contracts and VIX Options Contracts, particularly contracts that are close to expiration, has been very volatile and can be expected to be very volatile in the future.  The volatile nature of these instruments may have an adverse impact on the Fund.

The Fund is not suitable for all investors.  The Fund should be utilized only by investors who (a) understand the risks associated with seeking short investment exposure, (b) are willing to assume a high degree of risk, (c) understand the risks of shorting and (d) intend to actively monitor and manage their investments in the Fund.  Investors who do not meet these criteria should not buy shares of the Fund.  An investment in the Fund is not a complete investment program.

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Performance Information

The Fund commenced operations on May 3, 2016 and therefore does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Vident Investment Advisory, LLC serves as sub-adviser to the Fund.

Portfolio Manager

Denise M. Krisko, CFA, President and Co-Founder of the Sub-Adviser, has served as portfolio manager of the Fund since its inception in 2016.

For important information about the purchase and sale of Shares and tax information, please turn to “Summary Information about Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page 25 of the prospectus.

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Summary Information about Purchasing and Selling Shares,
 Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

Individual shares (“Shares”) of the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (each, a “Fund” and together, the “Funds”) may only be purchased and sold on a national securities exchange through a broker-dealer. The Shares of the Funds are listed on the Exchange. The Shares that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in a large specified number of shares called a “Creation Unit.”  Each Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units of at least 50,000 Shares.  A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the relevant Fund a specified amount of cash (and, under certain circumstances, a portfolio of securities approximating certain holdings of the Fund) totaling the NAV of the Creation Unit(s), in exchange for at least 50,000 shares of the Fund (or multiples thereof).

The price of each Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUNDS ARE NOT REDEEMABLE SECURITIES.

Tax Information

The distributions made by the Funds are generally taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.  Investments through such tax-deferred arrangements may be subject to taxation upon withdrawal therefrom.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund Shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Investment Objectives of the Funds

The investment objective of each Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (“Board”) without a shareholder vote.

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More Information about the Principal Investment Strategies of the Funds

Each Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities.  Instead, each Fund uses an active investment strategy to seek to meet its investment objective.  The Sub-Adviser, subject to the oversight of the Adviser and the Board, has discretion on a daily basis to manage each Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Each Fund intends to achieve its investment objective, under normal circumstances, by obtaining investment exposure, through the use of the financial instruments and investments described in each Fund’s Principal Investment Strategies, to an actively managed portfolio of VIX Futures Contracts (or, in the case of the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF, an actively managed portfolio of short positions in VIX Futures Contracts).

The price at which a VIX Futures Contract trades represents the implied reading of the VIX Index upon the expiration of the VIX Futures Contract.  The VIX Index is an index designed to measure the market price of volatility in large cap U.S. stocks over 30 days in the future, and is calculated based on the prices of certain put and call options on the S&P 500®. The VIX Index is calculated based on the premium paid by investors for certain options linked to the level of the S&P 500®. During periods of market instability, the implied level of volatility of the S&P 500® typically increases and, consequently, the prices of options linked to the S&P 500® typically increase (assuming all other relevant factors remain constant or have negligible changes). This, in turn, causes the reading of the VIX Index to increase. The VIX Index has historically had negative correlations to the S&P 500®.

Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities and broad-based security index futures markets within the limitations of the federal tax requirements that apply to regulated investment companies and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Dividends, Distributions and Taxes.”

It is expected that each Subsidiary will invest in broad-based security index futures contracts and other commodity futures contracts and may invest in options and swap contracts. Each Subsidiary is considered to be a commodity pool and therefore, subject to regulation under the Commodity Exchange Act. The Commodity Futures Trading Commission (“CFTC”), however, has not passed upon the merits on an investment in the Funds or the Subsidiaries, nor has the CFTC passed on the adequacy of this Prospectus.

The Sub-Adviser will consider whether it is advantageous for a Fund to invest directly in commodity-linked financial instruments or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments. As a result, the level of each Fund’s investment in its Subsidiary may vary (up to 25%) depending on the types of investments used to achieve the Fund’s investment objective.  For example, a Fund’s increased use of commodity-linked notes or VIX Options Contracts typically will result in decreased investment in the Subsidiary, whereas a Fund’s increased use of futures, swaps, or options on futures typically will result in increased investment in the Subsidiary.

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To the extent a Subsidiary invests in commodity-linked derivative instruments, it will comply with the same segregation and asset coverage requirements that are applicable to the Funds’ transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Funds) and will follow the same compliance policies and procedures as the Funds. The Subsidiaries are managed by the Adviser and sub-advised by the Sub-Adviser, and each Subsidiary is overseen by its own board of directors. However, because each Fund is the sole shareholder in its respective Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in its Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities. For more information about the operation and management of the Funds’ Subsidiaries, please see “Investment Policies, Techniques and Risk Factors” in the Funds’ Statement of Additional Information (“SAI”).

Each Fund may obtain exposure to VIX Futures Contracts through its investment in VIX Options Contracts.  At times, such exposure may be significant.  The VIX Options Contracts in which each Fund may invest include zero-strike or “deep in the money” call options. A “zero-strike” call option gives the holder the right to purchase the underlying asset, or receive the value of the underlying asset, at a strike price at or near zero at a specified time.  The Funds, however, will not invest in VIX Options Contracts until (i) they secure an opinion of counsel concerning the ability of VIX Options Contracts to produce qualifying income for Internal Revenue Code diversification purposes, and (ii) the Adviser determines it is advantageous for the Funds to invest in VIX Options Contracts. As of the date of this Prospectus, the Funds have not yet secured such an opinion.

Each Fund, under normal circumstances, will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination provide exposure (in the case of the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF, short exposure) to VIX Futures Contracts with an aggregate weighted average of time to expiry of less than one month.  This investment policy is non-fundamental and may be changed without shareholder approval, upon 60 days’ notice to shareholders.

The Adviser does not take defensive positions in the Funds’ portfolios during periods of adverse market, economic, political, or other conditions as the Adviser intends for each Fund to remain fully invested consistent with its investment strategy under all market conditions.  This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of mutual funds that may shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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More Information about the Principal Risks of Investing in the Funds

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in each Fund’s summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

Active Management Risk.  The Sub-Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objectives. However, the achievement of the stated investment objectives cannot be guaranteed. Various legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and a portfolio manager in connection with managing a Fund and may also adversely affect the ability of a Fund to achieve its investment objectives. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. If the Sub-Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of that Fund’s shares may decline.

Investors in the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF should understand that the Fund does not seek to provide investment performance that is exactly the inverse (-1x) of the performance of either the VIX Index or VIX Futures Contracts held by the Fund at any given point in time.  Not only will the Fund’s investment performance be affected by compounding, but it also will reflect the Fund’s investment in other types of investment products, which due to the active nature of the Fund’s investment strategies will vary in type and amount over time.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions Risk. Unlike most other ETFs, each Fund expects to effect its creations and redemptions in exchange for a significant cash component and a smaller component of in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause a Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the Fund and involve transaction costs. If a Fund recognizes a capital loss on these sales, the loss will offset capital gains and may result in smaller capital gain distributions from the Fund. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. Each Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it.  This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.

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In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, each Fund caps the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by a Fund’s remaining shareholders. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Commodity Pool Regulatory Risk. Each Fund’s investment exposure to VIX Futures Contracts will cause it to be deemed to be a commodity pool, thereby subjecting each Fund to regulation under the Commodity Exchange Act and CFTC rules as well as the rules that apply to registered investment companies. The Adviser is registered as a CPO, the Sub-Adviser is registered as a CTA, and each Fund will be operated in accordance with CFTC rules. Registration as a CPO and CTA subjects the registrant to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of the Funds. However, each Fund’s status as a commodity pool, the Adviser’s registration as a CPO, and the Sub-Adviser’s registration as a CTA are not expected to materially adversely affect a Fund’s ability to achieve its investment objective.

Compounding Risk (REX VolMAXXTM Short VIX Weekly Futures Strategy ETF). The Fund’s performance for periods greater than a single day will be the result of each day’s returns compounded over the period. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.  Particularly during periods of higher volatility of underlying instruments, compounding will cause results for periods longer than a single day to vary from the return of the underlying instruments.

In the course of managing the Fund’s investments, the Sub-Adviser will need to periodically adjust the Fund’s holdings in order to maintain short investment exposure approximately equivalent to 100% of the Fund’s assets. This process entails obtaining additional short exposure as the Fund experiences investment gains, and reducing short exposure as the Fund experiences investment losses.

Compounding is the cumulative effect of applying investment gains and losses and income to the principal amount invested over time.  Gains or losses experienced over a given period will increase or reduce the principal amount invested from which the subsequent period’s returns are calculated.  All types of investments are subject to compounding to varying degrees, but the effects of compounding may be more pronounced for a fund that seeks to provide short investment exposure, such as the Fund. This effect becomes more pronounced as volatility increases.  The effects of compounding may cause the performance of the Fund to differ from your expectations and may have an adverse effect on your investment over time, regardless of the performance of the Fund’s individual investments.

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Counterparty Risk. Each Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by a Fund could have a similar effect.

Derivatives Risk. Each Fund may invest in and will have investment exposure to VIX Futures Contracts, VIX Options Contracts, and swap agreements, which are types of derivative contracts.  Derivatives are often more volatile than other investments and may magnify the gains or losses of a Fund. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives bought and sold by the Fund. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, relatively small price movements in a derivative may result in an immediate and substantial loss or gain to a Fund. Derivatives are often more volatile than other investments and a Fund may lose more than a derivative than it originally invested in it.

The SEC has proposed a new rule related to the use of derivatives by registered investment companies, such as the Funds. Whether and when this proposed rule will be adopted and its potential effects on the Funds are unclear, although they could be substantial and adverse to the Funds. The regulation of the use of derivatives in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

VIX Futures Contracts Risk.  VIX Futures Contracts are unlike traditional futures contracts and are not based on a tradable reference asset.  The VIX Index is not directly investable, and the settlement price of a VIX Futures Contract is based on the calculation that determines the level of the VIX Index.  As a result, the behavior of a VIX Futures Contract may be different from traditional futures and option contracts whose settlement price is based on a specific tradable asset.

Each Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a Fund to lose more than the principal amount invested. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute.  Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.
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VIX Options Contracts Risk.  Similar to VIX Futures Contracts, VIX Options Contracts are not based on a tradable reference asset, and the settlement price of a VIX Options Contract is based on the calculation that determines the level of the VIX Index.  As a result, the behavior of a VIX Options Contract may be different from traditional options contracts whose settlement price is based on a specific tradable asset.

Generally, options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Sub-Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options, VIX Futures Contracts, and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Options traded in the OTC market also may be subject to increased counterparty credit risk.

A Fund will incur a loss as a result of selling (writing) options if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Swap Agreement Risk.  Each Fund may use swap agreements as a means to achieve its investment objective.  Swap agreements are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.  Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, each Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in a Fund may decline.  OTC swaps of the type that may be utilized by the Funds are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty.

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The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, has made and will continue to make sweeping changes to the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.  Provisions in the Dodd-Frank Act include the requirement that position limits on commodity futures contracts be established; new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the mandatory use of clearinghouse mechanisms for many OTC derivatives transactions. The CFTC, the SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain regulations have been promulgated and are already in effect, the full impact of the Dodd-Frank Act on any of the Funds remains uncertain. The legislation and the related regulations that have been and may be promulgated in the future may negatively impact a Fund’s ability to meet its investment objective either through limits on its investments or requirements imposed on it or any of its counterparties. In particular, new requirements, including capital requirements and mandatory clearing of OTC derivatives transactions, which may increase derivative counterparties’ costs and are expected to generally be passed through to other market participants in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearinghouse account maintenance fees, may increase the cost of a Fund’s investments and the cost of doing business, which could adversely affect investors.

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Early Closing Risk.  The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of a Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

ETN Risk.  ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index, minus applicable fees; no period coupon payments are distributed and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and other economic, legal, political or geographic events. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs also are subject to credit risk, whereby the Fund could lose money if the issuer of a note is unable to pay interest or repay principal when it is due.

Futures Rolling Risk.  The Funds invest in or have exposure to VIX Futures Contracts and are subject to costs associated with and risks related to “rolling.” The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as designated in the contract specifications. Alternatively, futures contracts may be closed out prior to expiration by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of settlement. Once this date is reached, the futures contract “expires.” As the futures contracts held by a Fund near expiration, they are generally closed out and replaced by contracts with a later expiration. This process is referred to as “rolling.”

When the market for these contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” Alternatively, when the market for these contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The presence of contango in the relevant futures contracts at the time of rolling would be expected to adversely affect the Fund with long positions, and positively affect the Fund with short positions. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to adversely affect the Fund with short positions and positively affect the Fund with long positions.

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There have been extended periods in which contango or backwardation has existed in the VIX Futures Contracts markets, and such periods can be expected to occur in the future. These extended periods can cause significant losses for the Funds.

Additionally, because of the frequency with which the Fund expects to roll VIX Futures Contracts, the impact of such contango or backwardation may be greater than the impact would be if the Fund experienced less portfolio turnover.

Index Calculation and VIX Futures Contract Pricing Risk.  The policies of S&P and the CBOE concerning the calculation of the level of the S&P 500® and the VIX Index and any additions, deletions or substitutions of equity securities, options or futures contracts to those indexes, and the manner in which changes affecting the equity securities, options contracts or futures contracts are reflected in those indexes, could affect the level of such indexes and, therefore, the value of each Fund’s Shares. S&P can add, delete or substitute the equity securities underlying the S&P 500® or make other methodological changes that could change the level of the S&P 500®. The changing of equity securities included in the S&P 500® may affect the S&P 500®, as a newly added equity security may perform significantly better or worse than the equity security or securities it replaces. Such a change may also affect the value of the put and call options used to calculate the VIX Index. Additionally, S&P may alter, discontinue or suspend calculation or dissemination of the S&P 500®. Any of these actions could adversely affect the value of a Fund’s Shares. S&P has no obligation to consider Fund shareholder interests in calculating or revising the S&P 500®. The CBOE can make methodological changes to the calculation of the VIX Index that could affect the value of VIX Futures Contracts and VIX Options Contracts and, consequently, the value of a Fund’s Shares. There can be no assurance that the CBOE will not change the VIX Index calculation methodology in a way that may affect the value of Fund Shares. Additionally, the CBOE may alter, discontinue or suspend calculation or dissemination of the VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of a Fund’s Shares. Calculation of the VIX Index may not be possible or feasible under certain events or circumstances that are beyond the reasonable control of the Adviser, which in turn may adversely impact both the VIX Index and/or the Funds, as applicable. Additionally, index calculations may be disrupted by rollover disruptions, rebalancing disruptions and/or market emergencies, which may have an adverse effect on the value of the Funds.

Interest Rate Risk.  Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Leveraging Risk.  Each Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The more a Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The use of leverage also may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

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Liquidity Risk.  In certain circumstances, it may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which a Fund may invest, trading in such instruments may be relatively inactive.  Each Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which a Fund invests may not always be liquid. This could have a negative effect on a Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.  Trading in shares of a Fund may be halted because of market conditions or for reasons that, in the view of a stock exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. A particular investment may be difficult to purchase or sell, and the Fund may be unable to sell illiquid securities at an advantageous time or price.

Currently, the open interest in VIX Futures Contracts and VIX Options Contracts with less than one month to expiration is extremely limited for VIX Futures Contracts and VIX Options Contracts other than VIX Futures Contracts with a monthly expiration.  There can be no guarantee that a more liquid market for VIX Futures Contracts or VIX Options Contracts with weekly expirations will develop.  If the Sub-Adviser determines not to invest in a VIX Futures Contract or VIX Options Contract that is near to expiration, including because of the price or the liquidity concerns with respect to a given VIX Futures Contract or VIX Options Contract, the Sub-Adviser may invest in a VIX Futures Contract or VIX Options Contract that is further from expiration.  Investing in a VIX Futures Contract or VIX Options Contract that is further from expiration will increase the weighted average time to expiration of a Fund’s portfolio, which may result in a lower correlation of the portfolio to the performance of the VIX Index.  A Fund may be unable to consistently achieve a low weighted average time to expiration for its portfolio if a more liquid market for the weekly VIX Futures Contracts and VIX Options Contracts does not develop.

Market Risk.  Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time.  A Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries, or companies within those markets.  Fluctuations in the value of securities in which a Fund invests, directly or indirectly, will cause the NAV of the Fund to fluctuate.  Historically, the markets have moved in cycles, and the value of a Fund’s securities may fluctuate drastically from day to day.

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Non-Diversification Risk. Each Fund is non-diversified, meaning that, as compared to a diversified fund, a Fund can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on a Fund’s performance.

OTC Risk. Certain derivatives traded in OTC markets, including certain OTC options, involve significant liquidity risk. The absence or lack of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will attempt to mitigate this risk through the negotiation of protective contractual provisions.  Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.  OTC markets also are largely unregulated.

Portfolio Turnover Risk.  Each Fund’s investment strategies may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance. High portfolio turnover may also result in a substantial amount of distributions from a Fund to be characterized as short-term capital gain distributions.  Short-term capital gain distributions from a Fund are subject to tax at ordinary income tax rates and are to be reported by shareholders as ordinary income on their U.S. federal income tax returns.

Short Exposure Risk (REX VolMAXXTM Short VIX Weekly Futures Strategy ETF). Shareholders will lose money when the value of the VIX Futures Contracts rise—a result that is the opposite from traditional funds. Short positions can also result in the total loss of an investor’s investment. A single day or intraday increase in the level of the VIX Futures Contracts approaching 100% could result in the total loss or almost total loss of an investor’s investment, even if the levels of the VIX Futures Contracts subsequently move lower.

Short Sale Exposure Risk.  Each Fund may seek “short” exposure to certain securities through financial instruments such as swap agreements, which may cause a Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting a Fund’s ability to obtain exposure through financial instruments, or require a Fund to seek exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.

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Short Sales Risk.  Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover an obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund.  These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Regulatory bans on certain short selling activities may prevent a Fund from fully implementing its strategies.

Subsidiary Risk.  The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.  Thus, each Fund, as the sole investor in its Subsidiary, will not have all of the protections offered to shareholders of registered investment companies.  By investing in its Subsidiary, a Fund is exposed to the risks of investing in the underlying markets.  A Fund also will incur its pro rata share of the expenses of the Subsidiary.  In addition, changes in the laws of the United States or the Cayman Islands, under which each Fund and its Subsidiary, respectively, are organized, could result in the inability of a Fund and/or its Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Tax Risk.  To qualify as a RIC under Subchapter M of the Code, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements.  Specifically, each Fund must derive at least 90% of its gross income each taxable year from “qualifying income” and diversify its assets as described in more detail in the Funds’ SAI.

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Certain of the Funds’ investments may not generate qualifying income if made directly by a Fund.  To the extent the Funds invest in such instruments directly, a Fund will seek to restrict its income from such investments to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) so as to qualify as a RIC, but it may not be able to determine with certainty whether certain investments will produce qualifying income.  For example, it is possible that the Internal Revenue Service (“IRS”) or the courts may reach different conclusions concerning investments for which there currently is no IRS precedent or that the IRS may, in the future, articulate tax positions that are adverse to the Funds’ determinations.  Each Fund intends to gain exposure to certain non-qualifying investments, including VIX Futures Contracts and commodity-linked instruments, through its respective Subsidiary to help ensure that it qualifies as a RIC under Subchapter M of the Code.   The Funds have secured an opinion of counsel, which is not binding on the IRS or the courts, based on customary representations that actual distributions of the earnings and profits of a Subsidiary each taxable year made to a Fund should be treated as “qualifying income.”  The conclusions of this opinion are consistent with the guidance articulated by the IRS in recently proposed regulations.  There is the possibility that the IRS may not adopt the same position when finalizing the proposed regulations or may provide other guidance providing that a RIC’s investment in its own subsidiary no longer provides qualifying income to a RIC, which would likely cause the Funds to significantly change their investment strategy and could adversely affect the Funds.

Prior to utilizing VIX Options Contracts, the Funds intend to secure an opinion of counsel, which is not binding on the IRS or the courts, that provides that the better view is that the income derived from zero-strike or “deep in the money” VIX call options produces qualifying income.  Based on such opinions, the Funds believe that they will each qualify as a RIC.  If the IRS were to determine that the income a Fund derives from its investments in certain derivative instruments does not constitute qualifying income, and if that position were upheld, a Fund might cease to qualify as a RIC or would be required to reduce its exposure to such investments in order to maintain its qualification as a RIC, which may result in difficulty in implementing its investment strategies as currently described.  As noted above, it is possible that future legislation, government regulations, or further guidance issued by the IRS may affect the character, timing, and/or amount of a Fund’s taxable income or capital gains and distributions it makes, which in turn may adversely affect such Fund.

In addition, for purposes of satisfying the asset diversification test (as described more fully in the SAI) it may be difficult for the Funds to identify the “issuer” of certain Fund investments including derivatives investments.  There is a risk that the IRS could make an adverse determination with respect to identifying the issuer of certain Fund investments, such as derivative investments, and could disagree with a Fund’s valuation of the underlying issuers to a particular derivative. Such an adverse determination could, therefore, jeopardize a Fund’s status as a RIC, which would ultimately affect a shareholder’s return on its investment in a Fund. Failure to comply with the “qualifying income” or asset diversification requirements would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on a Fund and taxes on its distributions to shareholders.  (See the section titled “Taxes” later in this Prospectus for more information on the tax treatment of commodity-related income.)

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If a Fund failed to qualify as a RIC for any taxable year (but was eligible to and did cure the failure) it would incur potentially significant additional federal income tax expense.  If, on the other hand, a Fund failed to so qualify for any taxable year, and was ineligible to or otherwise did not cure the failure, such a result could cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. For example, the Fund would be subject to income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced. In addition, such taxable income also would be subject to tax at the shareholder level as dividend income when such income is distributed to shareholders. If a Fund attempted to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. In such event, the Trust’s Board may determine to reorganize or close such Fund or materially change its investment objective and strategies.

Trading Risk.  Although the Shares of each Fund are or will be listed for trading on a listing exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained.  Secondary market trading in Fund Shares may be halted by a listing exchange because of market conditions or for other reasons.  In addition, trading in Fund Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.  There can be no assurance that the requirements necessary to maintain the listing of the Shares of a Fund will continue to be met or will remain unchanged.

Shares of a Fund may trade at, above or below their most recent NAV.  The per share NAV of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation.  The trading prices of each Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand.  The trading prices of each Fund’s shares may deviate significantly from NAV during periods of market volatility.  These factors, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV. However, given that Shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time.  While the creation/redemption feature is designed to make it likely that a Fund’s Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors.  In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV.  If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Underlying Funds Risk.  Each Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost efficient alternative to investing directly in securities. When a Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, a Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.

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Closed-End Fund Risk. A Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their net asset value. In addition, closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds also may employ leverage to a greater extent than mutual funds.

ETF Risk. A Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

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U.S. Government Securities Risk.  Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the securities will increase and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Volatility Risk.  Each Fund’s derivative investments, which are largely linked to equity market volatility levels, can be highly volatile and may experience large losses. In particular, trading in VIX Futures Contracts has been very volatile and can be expected to be very volatile in the future.  The volatile nature of these instruments may have an adverse impact on each Fund.

Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Each Fund’s portfolio holdings will be disclosed on the Funds’ website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

Fund Management

Adviser.  Exchange Traded Concepts, LLC, or the Adviser, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.  The Adviser was formed in 2009 and provides investment advisory services to other exchange-traded funds.  The Adviser serves as investment adviser to the Funds and provides investment advice to the Funds primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of financial instruments by the Sub-Adviser and regular review of the Sub-Adviser’s performance.  The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the business affairs of the Funds, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.  For the services it provides to the Funds, each Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund as follows:

REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	1.25%
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	1.45%

Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

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Each Subsidiary is managed by the Adviser pursuant to a separate advisory agreement, under which agreement the Subsidiary pays the Adviser a management fee. The Adviser has contractually agreed to waive the management fee it receives from a Fund in an amount equal to the management fee paid to the Adviser by such Fund’s Subsidiary.

Pursuant to an SEC exemptive order and subject to the conditions of that order, the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services.  Shareholders will be notified of any sub-adviser changes.

Sub-Adviser. Vident Investment Advisory, LLC, or the Sub-Adviser, is a Delaware limited liability company, located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia, 30076.  The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board.  Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly at an annual rate of the average daily net assets of each Fund as follows:

REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	0.05% on up to $250 million in assets; 0.04% on the next $250 million; 0.03% on amounts over $500 million; subject to a $30,000 annual minimum fee.
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	0.05% on up to $250 million in assets; 0.04% on the next $250 million; 0.03% on amounts over $500 million; subject to a $30,000 annual minimum fee.

Fund Sponsor.  Headquartered in Westport, Connecticut, REX Shares, LLC (the “Sponsor”) is an independent sponsor of ETFs.  As ETF architects, the REX team specializes in creating investment vehicles that solve specific access or efficiency challenges in investor portfolios.  The firm is rooted in over a decade of experience building advanced exchange-traded product solutions.  The Sponsor’s research was used in the creation of each Fund’s trading strategy.  The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. Additionally, the Sponsor does not act in the capacity of an index provider.

The Adviser has entered into a Sub-License, Marketing Support and Expense Reimbursement Agreement (“Expense Reimbursement Agreement”) with the Sponsor.  Under the Expense Reimbursement Agreement, the Sponsor assumes the obligation of the Adviser to pay all expenses of the Funds, except Excluded Expenses.  The Sponsor will also provide marketing support for the Funds including, but not limited to, distributing each Fund’s materials and providing the Funds with access to and the use of the Sponsor’s other marketing capabilities, including communications through print and electronic media.  For its services, the Sponsor is entitled to a fee from the Adviser, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Fund.

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A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser and the sub-advisory agreement with the Sub-Adviser will be available in the Funds’ first available Annual or Semi-Annual Report to Shareholders.

Portfolio Manager

Denise M. Krisko, CFA, is primarily responsible for the day-to-day management of the Funds.

Ms. Krisko joined Vident Investment Advisory, LLC as its President in November 2014 and has over twenty years of investment management experience.  Prior to joining Vident, Ms. Krisko was the Chief Investment Officer of Index Management Solutions.  Prior to that, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management.  She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management.  Ms. Krisko attained the Chartered Financial Analyst designation in 2000.  Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Fund shares.

Buying and Selling Fund Shares

Shares are listed for trading on the Exchange. When you buy or sell Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e. the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. Unlike the U.S. equity markets, the closing time of the primary trading session for the futures contracts to which the Funds seek exposure is 4:15 p.m. Eastern Time.  As a result, each Fund calculates NAV each Business Day at 4:15 p.m. Eastern Time.  The Funds’ most recent NAVs are available on the Funds’ website at www.volmaxx.com.

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The value of a Fund Share may be influenced by non-concurrent trading hours between the Exchange and the market in which the futures contracts and other financial instruments the Funds invest in or have exposure to are traded. The Shares of each Fund trade on the Exchange from 9:30 a.m. to 4:00 p.m. Eastern Time. The futures contracts and other financial instruments, however, may have different fixing or settlement times. Consequently, liquidity in the financial instruments may be reduced after such fixing or settlement time. As a result, during the time when the Exchange is closed but before the determination of NAV, there could be market developments or other events that cause or exacerbate the difference between the price of the Shares and the NAV of such Shares.

When determining NAV, the value of the Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trust's Valuation Committee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures, which were approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.  Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Futures contracts traded on a U.S. exchange are calculated at their then current market value, which is based upon the settlement price (for the VIX Futures Contracts) or the last traded price before the NAV time, for that particular futures contract traded on the applicable U.S. exchange on the date with respect to which the NAV is being determined. If a futures contract traded on a U.S. exchange could not be liquidated on such day, due to the operation of daily limits or other rules of the exchange upon which that position is traded or otherwise, a meeting of the Fair Value Committee, which includes representatives from the Adviser and the Funds’ administrator, will be convened to determine a fair value price as the basis for determining the market value of such position for such day. Such fair value prices would generally be determined based on available inputs about the current value of the underlying futures contract and would be based on principles that the Fair Value Committee deems fair and equitable so long as such principles are consistent with normal industry standards.

The Funds may use a variety of money market instruments to invest excess cash. Short-term debt instruments used in this capacity and expected to be held-to-maturity will be priced for NAV purposes at amortized cost.

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The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an intraday value of Shares of the Fund, also known as the “indicative optimized portfolio value,” or IOPV. The IOPV calculations are estimates of the value of the Fund’s NAV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IOPV and the market price may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a “real-time” update of the NAV per share of the Fund, which is calculated only once a day. The quotations of certain holdings of the Fund may not be updated during U.S. trading hours if such holdings do not trade in the United States. Neither the Fund, the Adviser, the Sub-Adviser nor any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds are listed for trading on the Exchange, which allows retail investors to purchase and sell individual Shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Funds directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds’ Shares because the Funds sell and redeem their shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of each Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Funds’ Shares trade at or close to NAV. The Funds also impose transaction fees on such Creation Unit transactions that are designed to offset the Funds’ transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

Book Entry

Each Fund’s Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares.

Investors owning Shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

45

Distribution and Service Plan

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of a Fund’s average daily net assets may be made for the sale and distribution of its Fund Shares. No payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board.  Any forgone 12b-1 fees during this twelve month period will not be recoverable during any subsequent period.  Because these fees, if imposed, would be paid out of a Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

Each Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by shareholders of the Funds for reinvestment of their dividend distributions. Shareholders should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds.

Tax Information

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

46

Tax Status of the Fund

Each Fund intends to qualify for the special tax treatment afforded to RICs under the Code. If the Funds meet certain minimum distribution requirements, as a RIC they are not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions, you sell Fund shares, and you purchase or redeem Creation Units (institutional investors only).

Tax Status of Distributions

•
Each Fund intends to distribute each year substantially all of its net investment income and net capital gains income. Dividends and distributions that are subject to tax are generally taxable to you whether you receive them in cash or in additional shares.

•
The income dividends you receive from a Fund will be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by a Fund as qualified dividend income are generally taxable to non-corporate shareholders at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to a Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of Fund Shares.  Holding periods may be suspended for these purposes for stock that is hedged.  The Funds’ investment strategies will significantly limit their ability to distribute dividends eligible to be treated as qualified dividend income.

•
Distributions of a Fund’s net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares.  For noncorporate shareholders, long-term capital gains are generally taxable at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets).

•
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale of shares of the Fund).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

•
Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.  The Funds’ investment strategies will significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporations.

47

•	Distributions paid in January but declared by a Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

•	Each Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Tax Status of Share Transactions.  Each sale of Fund Shares or redemption of Creation Units will generally be a taxable event to you. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as a long-term gain or loss if the Shares have been held for more than one year.  Any capital gain or loss realized upon a sale of Fund Shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less will be treated as long-term capital loss to the extent distributions of net capital gain were paid (or treated as paid) with respect to such Shares.  Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund Shares.

A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange.  The gain or loss will be equal to the difference between the (i) market value of the Creation Units at the time of the exchange and (ii) the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units.  A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received.  The IRS, however, may assert that a loss that is  realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.  The Funds have the right to reject an order for a purchase of Shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, such Fund would have a basis in the securities different from the market value of such securities on the date of deposit.

Non-U.S. Investors.  If you are a nonresident alien individual or a foreign corporation, trust or estate, each Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, but gains from the sale or other disposition of Shares of a Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

48

Backup Withholding.  Each Fund (or financial intermediaries, such as brokers, through which shareholders own Fund Shares) will generally be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

More information about taxes can be found in the Funds’ SAI.

Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust, including the Funds, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

49

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of a Fund during the past four quarters, as applicable, can be found at www.volmaxx.com.

Trademark License/Disclaimer

The CBOE Volatility Index (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and is based on the CBOE VIX methodology, which is the property of Chicago Board Options Exchange (“CBOE”), and has been licensed for use by REX Shares, LLC (“Licensee”), the sponsor of the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (the “Products”).  S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); CBOE® and VIX® are registered trademarks of the CBOE.  The CBOE VIX methodology and the trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee.    The Products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or CBOE.  Neither S&P Dow Jones Indices nor CBOE make any representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Index or the CBOE VIX methodology to track general market performance.  S&P Dow Jones Indices and CBOE’s only relationship to Licensee with respect to the Index is the licensing of the Index, CBOE VIX methodology and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Products.  S&P Dow Jones Indices and CBOE have no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Index.  Neither S&P Dow Jones Indices nor CBOE are responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices and CBOE have no obligation or liability in connection with the administration, marketing or trading of the Products Product(s)]. There is no assurance that investment products or the CBOE VIX methodology will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

50

NEITHER S&P DOW JONES INDICES NOR CBOE GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR THE CBOE VIX METHODOLOGY OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES AND CBOE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR CBOE VIX METHODOLOGY OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR CBOE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Consolidated Financial Highlights

The consolidated financial highlights table is intended to help you understand the Funds’ financial performance since the Funds commenced operations. Certain information reflects financial results for a single Fund Share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the consolidated financial statements audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ consolidated financial statements, are included in the Funds’ Annual Report, which is available upon request.

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Consolidated Financial Highlights

Selected Per Share Data & Ratios
For the period ending March 31, 2017
For a Share Outstanding Throughout the Period

	REX VolMAXXTM Long VIX Weekly Futures Strategy ETF‡	REX VolMAXXTM Short VIX Weekly Futures Strategy ETF‡(5)
Net Asset Value, Beginning of Period	$25.00	$12.50
Net Investment Loss*	$(0.27)	$(0.60)
Net Realized and Unrealized Gain (Loss) on Investments	$(19.96)	$23.99
Total from Operations	$(20.23)	$23.39
Distributions from Net Investment Income	$—	$—
Distributions from Net Realized Capital Gains	$—	$(0.03)
Total Distributions	$—	$(0.03)
Net Asset Value, End of Period	$4.77	$35.86
Market Price, End of Period	$4.76	$36.07
Total Return(1)	(80.92)%	187.20%
Net Assets End of Period (000)	$1,909	$10,757
Ratio of Expenses to Average Net Assets	2.90%(3)(4)	3.13%(3)(4)
Ratio of Net Investment Income to Average Net Assets	(2.86)%(3)	(3.11)%(3)
Portfolio Turnover(2)	328%	511%

‡	For the period May 3, 2016 (commencement of operations) to March 31, 2017.

*	Per share data calculated using average shares method.

(1)	Total return is for the period indicated and has not been annualized. The return does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)
Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of securities received or delivered from processing creations or redemptions.

(3)	Annualized.

(4)
The expense ratio includes broker expense. Had this expense been excluded the ratios would have been 1.25% for REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and 1.45% for REX VolMAXX TM Short VIX Weekly Futures Strategy ETF.

(5)	Adjusted for 2:1 stock split that occurred on December 29, 2016. See Note 11 in Notes to the Consolidated Financial Statements, which can be found in the Fund’s Annual Report dated March 31, 2017.

Amounts designated as “—” are $0.
52

Exchange Traded Concepts Trust
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, Oklahoma 73120

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

These reports contain information about each Fund’s investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about each Fund’s holdings and detailed financial information about the Funds.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about each Fund. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOUSEHOLDING

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

FOR MORE INFORMATION

To request a free copy of the latest annual or semi-annual report, when available, the SAI or to request additional information about the Funds or to make other inquiries, please contact us as follows:

Call:	1-844-REX-1414 (1-844-739-1414) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern Time)	Write:	Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120

Visit:	www.volmaxx.com

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which each Fund’s shares may be purchased or sold.

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

The Trust’s Investment Company Act file number: 811-22263
REX-PS-005-0100
53

STATEMENT OF ADDITIONAL INFORMATION

REX VolMAXXTM LONG VIX WEEKLY FUTURES STRATEGY ETF
Ticker Symbol: VMAX

REX VolMAXXTM SHORT VIX WEEKLY FUTURES STRATEGY ETF
Ticker Symbol: VMIN

(the “Funds”)

Each, a series of EXCHANGE TRADED CONCEPTS TRUST (the “Trust”)

Principal Listing Exchange for the Funds: Bats BZX Exchange, Inc.
(“BATS” or the “Exchange”)

Investment Adviser:
Exchange Traded Concepts, LLC

Sub-Adviser:
Vident Investment Advisory, LLC

This Statement of Additional Information (the “SAI”) is not a prospectus.  This SAI should be read in conjunction with the Funds’ prospectus, dated July 31, 2017, as may be revised from time to time (the “Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  The Funds’ audited consolidated financial statements for the fiscal period ended March 31, 2017, including notes thereto and the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, are contained in the 2017 Annual Report and incorporated by reference into this SAI.  A copy of the Funds’ Annual or Semi-Annual Report or the Prospectus may be obtained  without charge, by writing the Funds’ Distributor, SEI Investments Distribution Co. at One Freedom Valley Drive, Oaks, PA 19456, by visiting the Funds’ website at www.volmaxx.com, or by calling 1-844-REX-1414 (1-844-739-1414).

July 31, 2017
REX-SX-002-0300

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	1
INVESTMENT RESTRICTIONS	22
CONTINUOUS OFFERING	24
EXCHANGE LISTING AND TRADING	25
MANAGEMENT OF THE TRUST	26
CODES OF ETHICS	34
PROXY VOTING	34
INVESTMENT ADVISORY AND OTHER SERVICES	34
THE PORTFOLIO MANAGER	36
THE DISTRIBUTOR	37
THE ADMINISTRATOR	39
THE CUSTODIAN	39
THE TRANSFER AGENT	39
LEGAL COUNSEL	39
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	40
DESCRIPTION OF SHARES	40
LIMITATION OF TRUSTEES’ LIABILITY	40
PORTFOLIO TRANSACTIONS AND BROKERAGE	41
PORTFOLIO TURNOVER RATE	44
BOOK ENTRY ONLY SYSTEM	44
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	45
CREATION AND REDEMPTION OF CREATION UNITS	46
DETERMINATION OF NET ASSET VALUE	53
DIVIDENDS AND DISTRIBUTIONS	54
FEDERAL INCOME TAXES	55
CONSOLIDATED FINANCIAL STATEMENTS	64
APPENDIX A	A-1
APPENDIX B	B-1
i

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates to the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (each, a “Fund” and together, the “Funds”).  The Trust was organized as a Delaware statutory trust on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Each Fund offers and issues shares at their net asset value (“NAV”) in aggregated lots of at least 50,000 (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of individual securities (the “Deposit Securities”) and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units of each Fund.  The shares of each Fund, as described in the Fund’s Prospectus, trade on the Bats BZX Exchange, Inc. (the “Exchange”) at market prices that may be below, at, or above NAV per share of the Fund.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser to the Funds, each of which is a non-diversified open-end management investment company. Each Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Prospectus for the Funds, which should be read together with this SAI. The investment objective of each Fund is non-fundamental and may be changed without the consent of the holders of a majority of a Fund’s outstanding shares.  The day-to-day portfolio management of the Funds is provided by Vident Investment Advisory, LLC (the “Sub-Adviser”), and is subject to the supervision of the Adviser and the Board.  The Sub-Adviser selects securities for each Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction.

As described more fully in each Fund’s Prospectus, each Fund seeks to achieve its investment objective, under normal circumstances, by obtaining investment exposure, through the use of the financial instruments and investments described in each Fund’s Principal Investment Strategies, to an actively managed portfolio of futures contracts based on the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX Index”) (“VIX Futures Contracts”) with weekly and monthly expirations.

The VIX Index is an index designed to measure the market price of volatility in large cap U.S. stocks over 30 days in the future, and is calculated based on the prices of certain put and call options on the S&P 500® Index (the “S&P 500®”). During periods of market instability, the implied level of volatility of the S&P 500® typically increases and, consequently, the prices of options linked to the S&P 500® typically increase (assuming all other relevant factors remain constant or have negligible changes). This, in turn, causes the volatility readings of the VIX Index to increase.

The CBOE may list for trading VIX Futures Contracts with up to six near-term expiration weeks, nine near-term serial months and five months on the February quarterly cycle. VIX Futures Contracts allow investors the ability to invest based on their view of forward implied market volatility. Investors that believe the forward implied market volatility of the S&P 500®, as represented by VIX Futures Contracts, will increase may buy VIX Futures Contracts. Conversely, investors that believe that the forward implied market volatility of the S&P 500®, as represented by VIX Futures Contracts, will decline may sell VIX Futures Contracts. VIX Futures Contracts are reported by Bloomberg Finance L.P. under the ticker symbol “VX.”

While the VIX Index represents a measure of the current expected volatility of the S&P 500® over the next 30 days, the prices of VIX Futures Contracts are based on the current expectation of what the expected 30-day volatility will be at a particular time in the future (on the expiration date). The VIX Index and VIX Futures Contracts generally behave quite differently. To illustrate, on January 30, 2015, the VIX Index was 20.97 and the price of the February 2015 VIX Futures Contracts expiring on February 18, 2015 was 21.025. In this example, the price of the VIX Index represented the 30-day implied, or “spot,” volatility (the volatility expected for the period from January 30, 2015 to March 1, 2015) of the S&P 500® and the February VIX Futures Contracts represented forward implied volatility (the volatility expected for the period from February 18, 2015 to March 20, 2015) of the S&P 500®.  Unlike many indices, the VIX Index is not an investable index, and an investor cannot create a position equivalent to one in VIX Futures Contracts by buying the VIX Index and holding the position to the futures expiration date while financing the transaction.  Moreover, the price of a VIX Futures Contract can be lower, equal to or higher than the VIX Index, depending on whether the market expects volatility to be lower, equal to or higher in the 30-day forward period covered by the VIX Futures Contract than in the 30-day spot period covered by the VIX Index.

Each Fund expects to gain significant exposure to VIX Futures Contracts, which are considered broad-based security index futures, by investing up to 25% of its total assets, as measured at the end of every quarter of the Fund’s taxable year, in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary” and together, the “Subsidiaries”).  The purpose of this investment in the Subsidiary is to provide the Fund with an effective means of obtaining exposure to VIX Futures Contracts in a manner consistent with U.S. federal tax law requirements applicable to regulated investment companies. As a result, each Fund may be considered to be investing indirectly in the investments of its Subsidiary.  For that reason, references in this SAI to the Funds may also include the Subsidiaries.  The Subsidiaries may invest to a greater extent in broad-based security index futures, including VIX Futures Contracts, than the Funds.

Each Subsidiary is managed by the Adviser and sub-advised by the Sub-Adviser. For each Subsidiary, pursuant to a management agreement between the Subsidiary and the Adviser (the “Subsidiary Agreement”), the Adviser will: (i) provide management services; (ii) pay all expenses incurred by the Subsidiary except for the fee paid to the Adviser pursuant to the Subsidiary Agreement (the “Subsidiary Management Fee”), interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and extraordinary expenses; and, in consideration thereof, (iii) receive the Subsidiary Management Fee.  The Adviser has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the Subsidiary Management Fee, if any, paid to the Adviser by each Fund’s Subsidiary. The Adviser, and not the Funds or their respective Subsidiaries, pays the Sub-Adviser’s fees. Please refer to the section in this SAI titled “Dividends, Distributions, and Taxes” for information about certain tax aspects of the Funds’ investment in the Subsidiaries.

As is further discussed in each Fund’s Prospectus, in addition to each Fund’s investment in the Subsidiary and VIX Futures Contracts and options contracts on the VIX Index, each Fund also may invest in the following instruments to obtain exposure to VIX Futures Contracts: (1) swap agreements; (2) exchange-traded funds (“ETFs”), exchange-traded closed-end funds, other investment companies registered under the 1940 Act, and other pooled investment vehicles (collectively, “Underlying Funds”); (3) exchange-traded notes (“ETNs”); and (4) fixed income securities (namely, commercial paper and U.S. government obligations), bank instruments, cash, and other cash equivalents to collateralize its exposure to the VIX Futures Contracts and for investment purposes.  The Funds may invest, directly and indirectly, in inverse index-based Underlying Funds or ETNs (i.e., Underlying Funds or ETNs that seek to return the opposite of the performance of the index or benchmark they seek to track), but each Fund will limit its long positions in such vehicles or instruments to no more than 15% of its net assets consistent with SEC Staff guidance.  Pursuant to the Funds’ Rule 19b-4 order issued by the SEC, the Funds currently may not invest in leveraged index-based Underlying Funds or ETNs (i.e., Underlying Funds or ETNs that seek to return a multiple of the performance of the index or benchmark they seek to track).

The investment techniques and instruments described below and in each Fund’s Prospectus may, consistent with each Fund’s investment objective and investment policies, be used by a Fund if, in the opinion of the Adviser or the Sub-Adviser, such strategies will be advantageous to the Fund. A Fund may not invest in all of the instruments and techniques described below. In addition, each Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Funds will periodically change the composition of their portfolios to best meet their respective investment objectives.  For more information about each Fund’s principal strategies and risks, please see the Fund’s Prospectus.

Non-Diversification

Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of their assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. This may have an adverse effect on a Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float.

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). See “Appendix A –Description of Ratings” for a description of commercial paper ratings.

Exchange-Traded Notes

The Funds may invest in ETNs, which are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to credit risk.

It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. A Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other exchange-traded products, an investor could lose some of or the entire amount invested in ETNs. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Securities

The Funds may invest in fixed income securities. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV. Additional information regarding fixed income securities is described below:

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Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent (1%), the value of a security having an effective duration of two years generally would vary by two percent (2%). Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

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Variable and Floating Rate Securities.Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

Corporate Debt Securities.  Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Non-Investment-Grade Debt Securities.  Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB– by Standard & Poor’s) or are determined to be of comparable quality by the Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s investment adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Unrated Debt Securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Debt Securities Issued by the International Bank for Reconstruction and Development (“World Bank”). Debt securities issued by the World Bank may include high quality global bonds backed by 185 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in “non-core” currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

Futures and Options Transactions; CFTC Regulation

Futures and Options on Futures.  The Funds will engage in futures transactions and may engage in options transactions.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index, or instrument; or other risk management purposes.

The Funds may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, it is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts related options, including the following: (1) the success of a hedging strategy, if any, may depend on an investment adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Funds may invest may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a fund: (1) owns the security underlying the call until the option is exercised or expires; (2) holds an American-style call on the same security as the call written with an exercise price (a) no greater than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets designated on the Fund’s records or placed in a segregated account with the Fund’s custodian; (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated); or (4) segregates cash or other liquid assets on the Fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by a Fund will be covered by: (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any); or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

A Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

CFTC Regulation.  The Funds are subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as commodity pools. The Adviser is registered as a commodity pool operator (“CPO”), and the Funds will be operated in accordance with applicable CFTC rules. Regulation as commodity pools may have negative effects on the ability of the Funds to engage in their planned investment programs, while the Adviser’s registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Funds. However, the Funds’ status as commodity pools and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Funds to achieve their investment objectives.

Illiquid Securities

While the Funds do not anticipate doing so, the Funds may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act, as long as the Funds do not invest more than 15% of their net assets in illiquid securities.  If the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Funds may not be able to sell illiquid securities when the Sub-Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Investments in Other Investment Companies

The Funds will invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund.  The Trust may enter into agreements with several unaffiliated investment companies that permit, pursuant to an SEC order, the Fund to purchase shares of those investment companies beyond the Section 12(d)(1) limits described above. In addition, the Funds may rely on exemptions available under the 1940 Act or the rules thereunder to invest in excess of the limits stated above.   Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the Trust, including that such investment companies enter into an agreement with the relevant Fund. However, so long as the Funds intend to invest in securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A), registered investment companies are not permitted to rely on the exemptive relief.

When a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The Funds expect to invest in investment companies that are index-based, which hold substantially all of their assets in securities representing a specific index.  The main risk of investing in index-based investments is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Funds also may invest in investment companies that are actively managed.

Each Fund may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher (i.e., at a premium) or lower (i.e., at a discount) than the net asset value of a closed-end fund’s portfolio holdings. Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by a Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by a Fund will exist. A Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While a Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While a Fund investing in closed-end funds attempts to diversify its exposure to such investments, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. A Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Investment in the Subsidiaries

Each Fund expects to achieve significant exposure to broad-based security index futures and other commodity futures contracts through investment in a Subsidiary.  Such investment may not exceed 25% of a Fund’s total assets, as measured at the end of every quarter of the Fund’s taxable year. Each Subsidiary will invest in derivatives, including futures contracts and commodity-linked instruments, and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. Unlike the Funds, the Subsidiaries may invest without limitation in futures and may use leveraged investment techniques.  The Subsidiaries otherwise are subject to the same general investment policies and restrictions as the Funds.  Except as noted, references to the investment strategies of the Funds for non-equity securities include the investment strategies of the Subsidiaries.

The Subsidiaries are not registered under the 1940 Act. As an investor in its Subsidiary, each Fund, as the Subsidiary’s sole shareholder, would not have the protections offered to investors in registered investment companies. However, because each Fund would wholly own and control its Subsidiary, and the Fund and Subsidiary would be managed by the Adviser, it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Funds, including their investments in their respective Subsidiaries, and each Fund’s role as the sole shareholder of its Subsidiary. Also, in managing a Subsidiary’s portfolio, the Adviser would be subject to the same investment restrictions and operational guidelines that apply to the management of the Funds. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, respectively, could result in the inability of a Fund and/or a Subsidiary to operate as described in this SAI and could negatively affect a Fund and its shareholders.

In order for the Funds to qualify as RICs under the Code, a Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the Taxes section below. In September 2016, the Internal Revenue Service (“IRS”) issued proposed regulations that would generally require the Subsidiaries to distribute their income each year in order for the Funds to treat that income as “qualifying income.” The Funds have secured an opinion of counsel, based on customary representations that actual distributions made to the Funds should be treated as “qualifying income,” which is consistent with the recently proposed IRS regulations. Accordingly, to the extent the Subsidiaries make distributions out of their earnings and profits, the Funds expect such distributions to be treated as qualifying income.  The Adviser will carefully monitor the Funds’ investments in the Subsidiaries to ensure that no more than 25% of the Funds’ assets are invested in their respective Subsidiary to ensure compliance with the Funds’ asset diversification test as described in more detail in the Taxes section.

Accordingly, the extent to which a Fund invests in certain derivatives through its Subsidiary may be limited by the qualifying income and asset diversification tests, which the Funds must continue to satisfy to maintain their status as RICs.  As such, a Fund might cease to qualify as a RIC or could be required to reduce its exposure to such investments, which may result in difficulty in implementing a Fund’s investment strategy. If a Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the Fund shareholder level when such income is distributed by the Fund.  Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Borrowing

While the Funds do not anticipate doing so, each Fund may borrow money for investment purposes.  Borrowing for investment purposes is one form of leverage.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of each Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of a Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  The Funds may use leverage during periods when the Sub-Adviser believes that the Fund’s investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.  As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

Lending Portfolio Securities

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Funds may terminate a loan at any time and obtain the return of the securities loaned. The Funds receive the value of any interest or cash or non-cash distributions paid on the loaned securities.  Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral.  The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Funds are compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Sub-Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Pooled Investment Vehicles

The Funds may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such pooled vehicles, the Funds will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.  In addition, a Fund's investment in pooled investment vehicles may be considered illiquid and subject to the Fund's restrictions on illiquid investments.

Certain pooled vehicles may be exchange-traded products (“ETPs”) that are not taxable as RICs. These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Funds to maintain their status as RICs under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than a Fund’s portfolio management expects, this non-qualifying income may be attributed to a Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.  Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders, which would ultimately affect a shareholder’s return on its investment in the Fund.

Paired Class ETPs.  The Funds may invest in ETPs that issue shares only in pairs of share classes (“Paired Class ETPs”).  Paired Class ETPs are designed to provide exposure to measures of expected price volatility of a broad-based equity index, such as the S&P 500®, as represented by the Paired Class ETP’s underlying index.  Paired Class ETPs generally only hold cash; bills, bonds and notes issued and guaranteed by the United States Treasury with remaining maturities of three months or less; and overnight repurchase agreements collateralized by United States Treasury securities.

The structure of Paired Class ETPs differs significantly from that of more traditional ETPs.  Each Paired Class ETP is designed to issue and redeem two share classes that trade separately on an exchange: “Up Shares” and “Down Shares.” The performance of each share class moves in opposite directions to the other. Up Shares are positively linked to the Paired Class ETP’s underlying index, while its Down Shares are negatively linked to the Paired Class ETP’s underlying index. Each class of shares has its own value (“Class Value”), which is based on the Paired Class ETP’s assets attributable to that class. As the performance of a Paired Class ETP’s underlying index goes up or down, the amount of Fund assets attributed to each class also goes up or down, as applicable. For example, when the value of the underlying index increases, there is a corresponding increase in the Class Value of the Up Shares and a corresponding decrease in the Class Value of the Down Shares. Conversely, when the value of the underlying index decreases, the Class Value of the Down Shares increases and there is a corresponding decrease in the value of the Up Shares. At specified intervals, the Paired Class ETP engages in distributions of cash to the shares of the class whose Class Value has increased. Such distributions may not represent any income or gains and may represent a return of a shareholder’s capital.

Investment in a Paired Class ETP involves significant risks.  The receipt of distributions, in cash or in shares, will reduce an investor’s opportunity for gain in subsequent periods.  The payment of cash distributions over time is expected to cause a decline in the Paired Class ETP’s Class Values, and the Paired Class ETP must offset payments of distributions in cash through creations to maintain its level of capitalization. Furthermore, payments made with respect to redemption orders, which will be made in cash, could accelerate this decline. If the Paired Class ETP’s Class Values decline to a significant extent, the market for the Paired Class ETP’s shares may become less liquid. A less liquid market for the Paired Class ETP’s shares would increase the difficulty for an investor seeking to acquire or sell Paired Class ETP shares at a desirable price. An illiquid market would prevent an investor from buying or selling shares at any price. Moreover, a significant decline in the Paired Class ETP’s Class Values may cause the sponsor to terminate the Paired Class ETP if its continued operation would be uneconomical. Such a liquidation may not occur at a time that is opportune or convenient to the Paired Class ETP’s shareholders.  In addition, there is no assurance that an investor, such as a Fund, will be able to execute purchases and sales at any consistent or desired trading price.

Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Fund, amount to more than 15% of the Fund’s net assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements are not senior securities.

Short Sales

The Funds may engage in short sales transactions in which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. Each Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

The Funds may enter into swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.  Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will generally earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements generally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make.  If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments a Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a custodian.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market.

The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. Government Securities

Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship.  Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

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U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book‑entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.

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U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non‑zero coupon securities with similar maturity and credit qualities.

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U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of shares.

When-Issued and Delayed-Delivery Securities

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

Zero Coupon Bonds

Each Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity.  Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.  Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds.  Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).  While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

TRADEMARK LICENSE/DISCLAIMER

The CBOE Volatility Index (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and is based on the CBOE VIX methodology, which is the property of Chicago Board Options Exchange (“CBOE”), and has been licensed for use by REX Shares, LLC (“Licensee”), the sponsor of the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (the “Products”).  S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); CBOE® and VIX® are registered trademarks of the CBOE.  The CBOE VIX methodology and the trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee.    The Products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or CBOE.  Neither S&P Dow Jones Indices nor CBOE make any representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Index or the CBOE VIX methodology to track general market performance.  S&P Dow Jones Indices and CBOE’s only relationship to Licensee with respect to the Index is the licensing of the Index, CBOE VIX methodology and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Products.  S&P Dow Jones Indices and CBOE have no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Index.  Neither S&P Dow Jones Indices nor CBOE are responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices and CBOE have no obligation or liability in connection with the administration, marketing or trading of the Products Product(s)]. There is no assurance that investment products or the CBOE VIX methodology will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR CBOE GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR THE CBOE VIX METHODOLOGY OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES AND CBOE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR CBOE VIX METHODOLOGY OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR CBOE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

General

Investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Recent Market Circumstances

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and the introduction of new international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (known as “Basel III”), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

Since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has spread to varying degrees throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Funds, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Funds.

In the United States, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Any additional downgrade by S&P, or any other rating agency, could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the European Union (“EU”), creating economic and political uncertainty in its wake. The country’s departure from the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom has, pursuant to the Treaty of Lisbon (the “Treaty”), given notice of its withdrawal and entered into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The impact of these types of developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Cyber Security

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks.  Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches.  Cyber attacks affecting the Funds or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds.  For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage.  The Funds may also incur additional costs for cyber security risk management purposes.  Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For these purposes, a “majority of outstanding voting securities” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.
Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including, but not limited to, futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including, but not limited to, futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

3.
Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5.
Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.
Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act  in the disposition of restricted securities or in connection with investments in other investment companies.

In addition to the investment objectives of the Funds, the investment limitations listed below are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board.

1.	A Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2.
Under normal circumstances, the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination provide exposure to VIX Futures Contracts with an aggregate weighted average of time to expiry of less than one month.

3.
Under normal circumstances, the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination provide short exposure to VIX Futures Contracts with an aggregate weighted average of time to expiry of less than one month.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. If the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid securities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.  Each Fund’s current investment policy on lending is as follows:  the Fund may not make loans except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.  The Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Commodities.  The 1940 Act does not directly restrict an investment company's ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.  Consistent with applicable law, each Fund may purchase or sell options, futures, forward contracts, or swaps, may invest in securities or other instruments backed by commodities, including physical commodities, and may invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with SIDCO (the “Distributor”), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares that are part of an over-allotment within the meaning of Section 4(a)(3) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.  Firms that incur a prospectus-delivery obligation with respect to shares of a Fund are reminded that, under Rule 153 of the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Funds’ Prospectus.  The discussion below supplements, and should be read in conjunction with, the Fund’s Prospectus.

Shares of the Funds are approved for listing and trading on the Exchange. The shares of the Funds will trade on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

The Exchange may, but is not required to, remove the shares of a Fund from listing if: (1) following the initial twelve-month period after commencement of trading on the Exchange of the Fund’s shares, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (2) the IOPV, as such term is defined below, is no longer calculated or available, or the portfolio of securities on which the Fund’s NAV is calculated is not made available to all market participants at the same time; (3) the Fund has failed to file any filings required by the SEC or if the Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC with respect to the Fund’s shares; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  In addition, the Exchange will remove the shares of a Fund from listing and trading upon termination of the Trust or the Fund.  If there is an interruption in the availability of a Fund’s “indicative optimized portfolio value” (“IOPV”), the Exchange may halt trading in shares of the Fund during the day in which the interruption occurs.  If such interruption persists beyond the trading day in which it first occurred, the Exchange will halt trading in shares of the Fund no later than the beginning of the next trading day unless or until such time as the values begin to be disseminated at the required frequency.  If the Exchange becomes aware that the NAV or the portfolio of securities on which a Fund’s NAV is calculated is not disseminated to all market participants at the same time, it will halt trading of the Fund’s shares until such time as the NAV or portfolio is available to all market participants.

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an IOPV relating to each Fund. The IOPV calculations are estimates of the value of each Fund’s NAV and are based on the sum of the estimated Cash Component (defined below) effective through and including the previous Business Day (defined below), plus the current market value of the Deposit Securities (defined below) required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IOPV and the market price may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a “real-time” update of the NAV of a Fund, which is calculated only once a day. In addition, the quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Neither the Funds, the Adviser, nor any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which each Fund’s NAV per share is calculated and the trading currency is the currency in which Shares of each Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds, are overseen by the Board.  The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most exchange-traded funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Distributor and administrator, SEI Investments Global Funds Services (the “Administrator”).  The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.  The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objective, strategies and risks of the Funds as well as proposed investment limitations for the Funds.  Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser and other service providers such as the Funds’ independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management.  The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings.  In addition, on an annual basis, in connection with its consideration of whether to renew the advisory and sub-advisory agreements with the Adviser and the Sub-Adviser, the Board meets with the Adviser and Sub-Adviser to review such services.  Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.  The Board also reviews information about the Funds’ performance and the Funds’ investments, including, for example, Top 10 portfolio holdings.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments.  At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser.  The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities.  The Board has also established a Fair Value Committee that is responsible for implementing the Trust’s Fair Value Procedures and providing reports to the Board concerning investments for which market quotations are not readily available.  Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by each Fund and noting any significant deficiencies or material weaknesses in each Fund’s internal controls.  Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods.  The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Adviser, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from a Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.  As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board.  There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “independent Trustees”).   J. Garrett Stevens, the sole interested Trustee, serves as Chairman of the Board.  The Trust does not have a lead independent trustee.  The Board is comprised of a super-majority (i.e., 67 percent or more) of independent Trustees.  The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust.  The Trust made this determination in consideration of, among other things, the fact that the independent Trustees of the Funds constitute a super-majority of the Board, the number of independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board.  The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance and Nominating Committee (as described below).  The Audit Committee and Governance and Nominating Committee are chaired by an independent Trustee and composed of independent Trustees.

Set forth below are the names, years of birth, positions with the Trust, lengths of term of office, and principal occupations and other directorships held during the last five years by each of the persons currently serving as a Trustee of the Trust.  The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustee
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; Exchange Listed Funds Trust, 2012 to present — President.	10	ETF Series Solutions (2012 to 2014) – Trustee

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
Independent Trustees
Timothy J. Jacoby (1952)	Trustee	Since 2014	Deloitte & Touche LLP, 2000 to 2014─ Senior Partner.	14	Trustee, Exchange Listed Funds Trust (4) – Trustee Source ETF Trust, 2014 to 2015 – Trustee; Edward Money Market Fund – Trustee
David M. Mahle (1944)	Trustee	Since 2011	Jones Day, 2012 to 2015 — Consultant; Jones Day, 2008 to 2011 — Of Counsel; Jones Day, 1988 to 2008 — Partner; Simplon International Ltd., 2012 to present – Director; Tuxedo Club, 2014 to present – Governor.	14	Exchange Listed Funds Trust (4) – Trustee; Source ETF Trust, 2014 to 2015 – Trustee
Kurt Wolfgruber (1950)	Trustee	Since 2012	Amherst Asset Management, 2010 to present - Independent Advisor; Oppenheimer Funds, Inc., 2007 to 2009 — President.	14	New Mountain Finance Corp. - Director; Exchange Listed Funds Trust (4) - Trustee; Source ETF Trust, 2014 to 2015 – Trustee

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
Mark Zurack (1957)	Trustee	Since 2011	Columbia Business School, 2002 to present — Professor.	10	AQR Funds (46) - Trustee; Source ETF Trust, 2014 to 2015 – Trustee

(1)	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of each Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Stevens should serve as Trustee because of the experience he gained in his roles with registered broker-dealer and investment management firms, as Chief Executive Officer of the Adviser, his experience in and knowledge of the financial services industry, and the experience he has gained as serving as Trustee of the Trust since 2009.

The Trust has concluded that Mr. Jacoby should serve as a Trustee because of the experience he has gained from over 25 years in or serving the investment management industry. Until his retirement in June 2014, Mr. Jacoby served as a partner at the audit and professional services firm Deloitte & Touche LLP, where he had worked since 2000, providing various services to asset management firms that manage mutual funds, hedge funds and private equity funds.  Prior to that, Mr. Jacoby held various senior positions at financial services firms.  Additionally, he served as a partner at Ernst & Young LLP.  Mr. Jacoby is a Certified Public Accountant.

The Trust has concluded that Mr. Mahle should serve as Trustee because of the experience he has gained as an attorney in the investment management industry of a major law firm, representing exchange-traded funds and other investment companies as well as their sponsors and advisers and his knowledge and experience in investment management law and the financial services industry. Mr.Mahle is also a professor of law at Fordham Law School, where he lectures on investment companies and investment adviser regulations.

The Trust has concluded that Mr. Wolfgruber should serve as a Trustee because of his experience as President and Chief Investment Officer of OppenheimerFunds, Inc. where he was employed from 2000 to 2009.  Mr. Wolfgruber was responsible for the oversight of sales, marketing, trading, risk management and the investment process of ten investment teams which, together, managed over $200 billion across domestic and international asset classes. Mr. Wolfgruber has been involved in investment management for over 35 years with previous experience as a research analyst, portfolio manager and team and business leader at JP Morgan Investment Management from 1974 to 2000.  He is a Chartered Financial Analyst.

The Trust has concluded that Mr. Zurack should serve as a Trustee because of the experience he has gained serving in various leadership roles in the equity derivatives groups of a large financial institution, his experience in teaching equity derivatives at the graduate level, as well as his knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Set forth below are the names, years of birth, positions with the Trust, lengths and term of office, and  principal occupations held during the last five years by each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, and James J. Baker Jr. is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, the address of Eric Kleinschmidt is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and the address of LuAnne Garvey is Cipperman Compliance Services, 480 E. Swedesford Road, Suite 300, Wayne, PA 19087.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009), President (Since 2011)
T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; and Exchange Listed Funds Trust, 2012 to present — President.

Richard Hogan (1961)	Secretary	Since 2011
Exchange Traded Concepts, LLC, 2011 to present — President; Private Investor — 2003 to present; Exchange Listed Funds Trust, 2012 to present - Trustee and Secretary; Peconic Land Trust, 2012 to 2016 — Board Member; Yorkville ETF Advisors, 2011 to 2016 - Managing Member.

James J. Baker Jr. (1951)	Treasurer	Since 2015	Exchange Traded Concepts, LLC, 2011 to present — Managing Partner; Yorkville ETF Advisors, 2012 to 2016 — Managing Partner; Goldman Sachs, 2000 to 2011 — Vice President.
Eric Kleinschmidt (1968)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present, Manager, Fund Accounting, 1999 to 2004.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
LuAnne Garvey (1958)	Chief Compliance Officer	Since 2015	Cipperman Compliance Services, LLC, 2014 to present — Compliance Director; Foreside Financial Group 2012 to 2013 — Compliance Manager; BNY Mellon Distributors, 2010 to April 2012 — Compliance Manager.

(1)	Each Officer serves at the pleasure of the Board of Trustees.

Compensation of the Trustees

The following table sets forth the fees paid to the Trustees for the fiscal year ended March 31, 2017.  Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[2]
Interested Trustee
Stevens	$0	n/a	n/a	$0 for service on (1) board
Independent Trustees
Jacoby	$50,000	n/a	n/a	$100,000 for service on (2) boards
Wolfgruber	$45,000	n/a	n/a	$90,000 for service on (2) boards
Mahle	$45,000	n/a	n/a	$90,000 for service on (2) boards
Zurack	$47,500	n/a	n/a	$47,500 for service on (1) board

1
For the fiscal year ended March 31, 2017, as compensation for service on the Trust’s Board, the Trustees were entitled to receive a $35,000 annual base fee, as well as a $2,500 fee for each in-person meeting and a $1,000 fee for each telephonic meeting.  In addition, Mr. Jacoby received a $5,000 annual fee for his service as Audit Committee chair.

2
For the fiscal year ended March 31, 2017, for their service on the Board of Trustees of Exchange Listed Funds Trust in the Fund Complex, Mr. Jacoby, Mr. Wolfgruber and Mr. Mahle each received a $35,000 annual base fee, as well as a $2,500 fee for each in-person meeting (or, if both Trusts in the Fund complex met, $4,000 per day, whichever is lower), and a $1,000 fee for each telephonic meeting.  In addition, Mr. Jacoby received a $5,000 annual fee for his service as Audit Committee chair.

Board Committees

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust.  The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters.  The Audit Committee meets periodically, as necessary, and eight (8) times during the most recently completed fiscal year.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee that is composed of each of the independent Trustees of the Trust.  The Governance and Nominating Committee operates under a written charter approved by the Board.  The principal responsibility of the Governance and Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any.  The Governance and Nominating Committee generally will not consider nominees recommended by shareholders.  The Governance and Nominating Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.

Fair Value Committee. In addition to the Board’s standing committees described above, the Board also has established a Fair Value Committee that is composed of certain officers of the Trust and representatives from the Adviser and the Trust’s administrator. The Fair Value Committee operates under procedures approved by the Board.  The Fair Value Committee is responsible for the valuation of any portfolio investments for which market quotations or prices are not readily available. The Fair Value Committee meets periodically, as necessary.

Ownership of Fund Shares

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Trustees and officers own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Fund Shares (Owned in All Funds in the Fund Complex)[1]
Interested Trustee
J. Garrett Stevens	None	None
Independent Trustees
Timothy J. Jacoby	None	None
David M. Mahle	None	None
Kurt Wolfgruber	None	None
Mark A. Zurack	None	None

[1]	Valuation date is December 31, 2016.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act.  These Codes of Ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the Codes of Ethics).

There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

PROXY VOTING

The Board has delegated the responsibility to vote proxies for securities held in each Fund’s portfolio to the Adviser.  Proxies for the portfolio securities are voted in accordance with the Adviser’s proxy voting guidelines, which are set forth in Exhibit A to this SAI.  Information regarding how the Funds voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available: (1) without charge by calling 1-844-REX-1414 (1-844-739-1414); (2) on the Funds’ website at www.volmaxx.com; and (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser. Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, serves as the investment adviser to the Fund. The Adviser is majority owned by Cottonwood ETF Holdings LLC.

The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”), with respect to the Funds.  Under the Advisory Agreement, the Adviser provides investment advice to the Funds primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of securities of the Sub-Adviser and regular review of the Sub-Adviser’s performance.   The Adviser, in consultation with the Sub-Adviser, arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.  The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services the Adviser provides, each Fund pays the Adviser a fee, which is calculated daily and paid monthly, as follows:

REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	1.25%
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	1.45%

The table below shows the management fees earned by the Adviser for the period indicated .

Fiscal Period May 3, 2016[1] through March 31, 2017
REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	$31,819
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	$64,783

[1]	Commencement of operations.

For the fiscal period May 3, 2016 (commencement of operations) through March 31, 2017, the Adviser REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF paid the Adviser $31,819 and $64,783, respectively, in advisory fees.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Trust except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Each Subsidiary is managed by the Adviser pursuant to the Subsidiary Agreement, under which agreement each Subsidiary pays the Adviser the Subsidiary Management Fee.  The Adviser has contractually agreed to waive the management fee it receives from a Fund in an amount equal to the Subsidiary Management Fee, if any, paid to the Adviser by such Fund’s Subsidiary.  For the fiscal period ended March 31, 2017, each Subsidiary’s Subsidiary Management Fee was $0.  The Adviser, and not the Funds or their respective Subsidiaries, pays the Sub-Adviser’s fees.

The Trust and the Adviser have obtained exemptive relief, In the Matter of Exchange Traded Concepts Trust, et al., Investment Company Act Release Nos. 31453 (February 10, 2015) (Notice) and 31502 (March 10, 2015) (the “Order”), pursuant to which the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services, subject to the conditions of the Order. Shareholders will be notified of any sub-adviser changes.

Sub-Adviser.  The Adviser has retained Vident Investment Advisory, LLC , 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076, to serve as sub-adviser to the Funds. The Sub-Adviser is a wholly-owned subsidiary of Vident Financial, LLC.  Under a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of each Fund, including selecting broker dealers to execute purchase and sale transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board of Trustees. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee, calculated daily and paid monthly, at an annual rate as follows:

REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	0.05% on up to $250 million in assets; 0.04% on the next $250 million; 0.03% on amounts over $500 million; subject to a $30,000 annual minimum fee.
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	0.05% on up to $250 million in assets; 0.04% on the next $250 million; 0.03% on amounts over $500 million; subject to a $30,000 annual minimum fee.

The table below shows the management fees earned by the Sub-Adviser for the period indicated.

Fiscal Period May 3, 2016[1] through March 31, 2017
REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	$27,295
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	$27,295

[1]	Commencement of operations.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding voting securities of the Funds. The Sub-Advisory Agreement also may be terminated by the Adviser upon sixty (60) days’ written notice to the Sub-Adviser and by the Sub-Adviser upon sixty (60) day’s written notice to the Adviser and the Board. As used in the Sub-Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

THE PORTFOLIO MANAGER

Ms. Denise Krisko (the “Portfolio Manager”) serves as portfolio manager of the Funds. This section includes information about the Portfolio Manager, including information about other accounts the Portfolio Manager manages and the Portfolio Manager’s compensation.

Compensation. The Portfolio Manager is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Adviser. The Portfolio Manager receives a base salary and is eligible to earn discretionary bonuses from time to time.  The availability and amount of any bonus will be based on factors such as the Sub-Adviser’s profitability, the Portfolio Manager’s individual performance and team contribution.

Shares Owned by Portfolio Manager.  The Fund is required to show the dollar range of the Portfolio Manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.  As of the date of this SAI, the Portfolio Manager beneficially owned no shares of either Fund.

Other Accounts Managed by the Portfolio Manager.  In addition to the Funds, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Denise M. Krisko	20	$2,429	1	$14	57	$110

*	Information provided is as of March 31, 2017. None of the accounts managed by the Portfolio Manager are subject to performance based advisory fees.

Conflicts of Interest.  The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the Portfolio Manager’s other accounts, on the other. The other accounts may have the same investment objectives as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the Portfolio Manager are fairly and equitably allocated.

The Distributor

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), and an affiliate of the Administrator, are parties to an distribution agreement dated November 10, 2011 (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes shares of the Funds.  Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 50,000 shares. The Distributor will not distribute shares in amounts less than a Creation Unit.  The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter.  The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of a Fund’s outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.

The Distributor may also provide trade order processing services pursuant to a services agreement.

Distribution and Service Plan.  The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.  No payments pursuant to the Plan will be made during the twelve (12) month period from the date of this SAI.  Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”).  The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees.  The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of a Fund that is affected by such increase.  All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance.  The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries.  The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of a Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

THE ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as administrator of the Trust and the Funds.  SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator.  SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other exchange-traded funds and mutual funds.

The Trust and the Administrator have entered into an administration agreement dated November 10, 2011 (the “Administration Agreement”).  Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.  Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

For its services under the Administration Agreement, the Administrator is entitled to a fee, based on assets under management, subject to a minimum fee.

THE CUSTODIAN

Brown Brothers Harriman & Co. (the “Custodian”), located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.  The Custodian also serves as custodian to the Subsidiaries.

THE TRANSFER AGENT

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio, serves as the independent registered public accounting firm for the Funds.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds’ Adviser, Sub-Adviser, Distributor, or any affiliated person of the Funds, the Adviser, Sub-Adviser, or the Distributor.

The Trust’s Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the In-Kind Creation Basket and the In-Kind Redemption Basket, is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s Shares, when issued, are fully paid and non-assessable.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. The Fund will vote separately on matters relating solely to the Fund. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by the Board on the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 1-844-REX-1414 or by writing to the Fund at the following address: c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Sub-Adviser from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases, exact dollar values for those services are not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. The Sub-Adviser uses several brokerage firms for execution services who specialize in index management as well as agency and principal trading. To the extent that the Sub-Adviser engages in brokerage transactions with a broker-dealer that is an affiliated person, it will do so in accordance with applicable law.  The Trading Sub-Adviser’s use of an affiliated broker-dealer creates a potential conflict of interest to favor an affiliate. The Trading Sub-Adviser’s brokerage allocation process and best execution reviews seek to identify and address potential conflicts of interest.

Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances.  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Section 28(e) of the 1934 Act permits the Sub-Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer.  The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research.  Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

Neither the Adviser nor the Sub-Adviser currently uses Fund assets for, or participates in, any third party soft dollar arrangements, although they may do so in the future. However, they may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Adviser and the Sub-Adviser do not “pay up” for the value of any such proprietary research.

The Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.  The primary consideration is prompt execution of orders at the most favorable net price.

A Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

For the fiscal period May 3, 2016 (commencement of operations) through March 31, 2017, the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF paid $4,703 and $15,567, respectively, in aggregate brokerage commissions on portfolio transactions.

Directed Brokerage.  For the fiscal period ended May 3, 2016 (commencement of operations) through March 31, 2017, the Funds did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Sub-Adviser.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those members who are not “interested persons” of the Funds, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically. For the fiscal period May 3, 2016 (commencement of operations) through March 31, 2017, the Funds did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealers.”  Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares. As of March 31, 2017, the Funds did not hold any securities of their “regular brokers and dealers.”

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. Generally, the higher a Fund’s rate of portfolio turnover, the higher the transaction costs borne by the Fund and its long-term shareholders.  In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because a Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what a Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and options contracts in which a Fund invests since such contracts generally have a remaining maturity of less than one year.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of a Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of June 30, 2017, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of  the Funds are set forth in the table below.

REX VolMAXXTM Long VIX Weekly Futures Strategy ETF

Participant Name and Address	Percentage of Ownership
JP Morgan Chase 270 Park Avenue Floor 35 New York, NY 10017	23.46%
Charles Schwab 211 Main Street San Francisco, CA 94105	13.87%
Interactive Brokers 8 Greenwich Office Park Suite 600 Greenwich, CT 06831	12.69%
TD Ameritrade 200 South 108th Avenue Omaha, NE 68154	11.34%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	8.35%
ScotTrade 700 Maryville Centre Drive St. Louis, MO 63141	5.75%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.68%

REX VolMAXXTM Short VIX Weekly Futures Strategy ETF

Participant Name and Address	Percentage of Ownership
JP Morgan Chase 270 Park Avenue Floor 35 New York, NY 10017	29.94%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	15.62%
Goldman Sachs 200 West Street New York, NY 10282	14.32%
Interactive Brokers 8 Greenwich Office Park Suite 600 Greenwich, CT 06831	14.26%

CREATION AND REDEMPTION OF CREATION UNITS

Each Fund offers and issues shares at NAV in Creation Unit Aggregations, generally in exchange for the Deposit Securities and Cash Component. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for the Deposit Securities and Cash Component.

As is further discussed below, the Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for a Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities.

Creation

The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to a Fund is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit.  The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash – the Cash Component – computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Adviser to the Fund with a view to the investment objectives of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to offer an “all cash” option for creations of Creation Units for each Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of each Fund.

Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of each Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of at least 50,000 shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m., Eastern Time, an hour earlier than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of each Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

If permitted by the Sub-Adviser in its sole discretion with respect to a Fund, an Authorized Participant may also agree to enter into or arrange for an exchange of a futures contract for related position (“EFCRP”) or block trade with the relevant Fund or its Subsidiary whereby the Authorized Participant would also transfer to such Fund a number and type of exchange-traded futures contracts at or near the closing settlement price for such contracts on the purchase order date. Similarly, the Sub-Adviser in its sole discretion may agree with an Authorized Participant to use an EFCRP or block trade to effect an order to redeem Creation Units.

An EFCRP is a technique permitted by the rules of certain futures exchanges that, as utilized by a Fund in the Sub-Adviser’s discretion, would allow such Fund or its Subsidiary to take a position in a futures contract from an Authorized Participant, or give futures contracts to an Authorized Participant, in the case of a redemption, rather than to enter the futures exchange markets to obtain such a position. An EFCRP by itself will not change either party’s net risk position materially. Because the futures position that a Fund would otherwise need to take in order to meet its investment objective can be obtained without unnecessarily impacting the financial or futures markets or their pricing, EFCRPs can generally be viewed as transactions beneficial to a Fund. A block trade is a technique that permits certain Funds to obtain a futures position without going through the market auction system and can generally be viewed as a transaction beneficial to the Fund.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to 3:00 p.m., Eastern Time, on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process, should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Funds’ transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units of a Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m., Eastern Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m., Eastern Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of a Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities or Cash Purchase Amount would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit or Cash Purchase Amount would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit or Cash Purchase Amount would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Cash Purchase Amounts nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	$500 + 0.02% of the Creation Unit’s NAV
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	$500 + 0.02% of the Creation Unit’s NAV

*
To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

A Fund may adjust the Creation Transaction Fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the “Fund Securities” that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day.  Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Cash Redemption Amount. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after 3:00 p.m., Eastern Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, and the requisite number of shares of a Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, but either (1) the requisite number of shares of a Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of a Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for a Fund.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	$500 + 0.02% of the Creation Unit’s NAV
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	$500 + 0.02% of the Creation Unit’s NAV

*
To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

A Fund may adjust the Redemption Transaction Fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Calculating NAV.”

The NAV per share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for each Fund is calculated by the Administrator and determined as of 4:15 p.m. Eastern Time on each day that such exchange is open.

In computing a Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Sub-Adviser in accordance with procedures adopted by the Board.

Futures contracts will be valued at the settlement or closing price determined by the applicable exchange.  Cash Instruments may be valued at market values, as furnished by recognized dealers in such securities or assets.  Cash Instruments also may be valued on the basis of information furnished by an independent pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by an independent pricing service are not readily available will be valued at amortized cost, which approximates current value.  Shares of money market mutual funds held by each Fund will be valued at their respective NAVs.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Each Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund.

FEDERAL INCOME TAXES

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.  The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company Status. Each Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which they may be subject.  If a Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders.  The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Internal Revenue Code, each Fund must distribute annually to its shareholders at least an amount equal to the sum of 90% of the Fund’s investment company taxable income for such year (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year and also must meet certain additional requirements. One of these additional  requirements for RIC qualification is that a Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

The Funds may invest directly in certain instruments, which may not generate qualifying income for purposes of the 90% Test. To the extent a Fund invests in such instruments directly, the Fund will seek to restrict its income from investments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). The Funds, however, intend to principally gain exposure to certain non-qualifying investments through their investment in their respective Subsidiary.  The Funds believe that income from their respective Subsidiary will be qualifying income because they expect that the Subsidiaries will make annual distributions of its earnings and profits. The Funds have secured an opinion of counsel based on customary representations that actual distributions of all earnings and profits of their respective Subsidiary each taxable year made to the Funds should be treated as “qualifying income.”  In addition, for purposes of satisfying the Asset Test it may be difficult for a Fund to identify the “issuer” of certain Fund investments including derivative investments. The IRS could make an adverse determination with respect to identifying the issuer of Fund investments and could disagree with a Fund’s valuation of the underlying issuers to a particular derivative.  Such an adverse determination could adversely affect a Fund’s ability to meet the Asset Test described above and could therefore jeopardize such Fund’s status as a RIC.

If a Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If a Fund failed to satisfy the distribution requirement for any taxable year, the Fund would be taxed as a regular corporation, with consequences generally similar to those described above. If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares in that Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Notwithstanding the Distribution Requirement described above, each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by a Fund and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in amounts and at times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.  A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year.  A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. Each Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Internal Revenue Code.

Taxation of Shareholders. The Funds receive income generally in the form of dividends and interest on investments.  This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income (as discussed below), whether you take them in cash or in additional Shares.

Distributions of net capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or reinvested in Shares and regardless of how long a shareholder has held Shares of the Fund. Long-term capital gains are generally taxed to non-corporate shareholders at a maximum rate currently set at 20% (lower rates apply to individuals in lower tax brackets).

Subject to certain limitations and requirements, dividends reported by a Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by a Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Non-corporate shareholders will only be eligible for the rates of up to 20% on a Fund’s qualified dividend income distributions if the shareholders also meet certain holding period requirements with respect to their Shares in the Fund. The Funds’ trading strategies and investments in their wholly-owned Subsidiaries will significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income.  In addition, distributions that the Funds receive from investment companies taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such investment companies.

Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate shareholders under the Internal Revenue Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The Fund’s trading strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations

A Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to the Fund’s shareholders. If a Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares. The Funds intend to take appropriate measures to minimize the return of capital.

A Fund’s shareholders will be notified annually by the Fund (or their brokers) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of a Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Shareholders who have not held shares of a Fund for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges or Redemption of Shares.  A sale of shares or redemption of Creation Units in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the Shares have been held for more than 12 months, and short-term capital gain or loss if the Shares are held for 12 months or less. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to the Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares of a Fund will be disallowed if substantially identical Shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. Due to the ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund, the Funds may be required to execute additional sale or exchange transactions of shares which may limit the tax efficiency of a Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for Creation Units may not be currently deducted, under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year (and were held as capital assets in the hands of the exchanging Authorized Participant). Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding Shares of that Fund and if, pursuant to Section 351 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Taxation of Fund Investments. Certain of the Funds’ investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Funds (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve their qualification for treatment as RICs.  To the extent a Fund invests in an Underlying Fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

In particular, the Funds’ investments in derivatives may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.

Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the "90% Test" described above, which must be met in order for a Fund to maintain its status as a RIC under the Internal Revenue Code.  In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent, generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. Income subject to such a flat tax includes dividends and certain interest income from U.S. sources.

Each Fund expects to invest up to 25% of its total assets in its respective Subsidiary, which the Funds expect to be treated as Controlled Foreign Corporations (“CFCs”) under the Internal Revenue Code. The Funds expect their respective Subsidiary will make actual annual distributions in an amount at least equal to the subpart F income attributed to the Fund.  To the extent the Subsidiaries make such distributions out of earnings and profits, the Funds expect such distributions to be treated as qualifying income. The Advisor will carefully monitor the Funds’ investments in their respective Subsidiary to ensure that no more than 25% of each Funds’ assets is invested in their respective Subsidiary.

Each of the Funds wholly owns its respective Subsidiary. A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Funds are each a U.S. person that will own all of the stock of its respective Subsidiary, each of the Funds will be a “U.S. Shareholder” and each Subsidiary will be a CFC. As a “U.S. Shareholder,” the Funds will each be required to include in its gross income for United States federal income tax purposes its Subsidiary’s “subpart F income” (described below), whether or not such income is distributed by the Subsidiary. It is expected that all of each Subsidiary’s income will be “subpart F income.” It is expected that each Subsidiary will distribute all of its income to its respective Fund shareholder on at least an annual basis. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. Each Fund’s recognition of its respective Subsidiary’s “subpart F income” will increase each Fund’s tax basis in its Subsidiary. Distributions by each Subsidiary to its respective Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC Subsidiary. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of thirty (30) days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.  In addition, to the extent a Subsidiary trades in futures contracts described above, the special 60% long-term and 40% short-term capital gain or loss treatment will not pass through to a Fund when the Fund receives dividend distributions from the Subsidiary; rather such dividend distributions will be treated as ordinary income to a Fund.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Funds do not expect to satisfy the requirements for passing through to their shareholders any share of foreign taxes paid by the Funds, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Backup Withholding. A Fund (or financial intermediaries, such as brokers, through which a shareholder holds Shares) will generally be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of Shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and may apply to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of Shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Tax-Exempt Shareholders.  Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Funds where, for example: (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) a Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

State and Local Taxes. A Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of a Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

CONSOLIDATED FINANCIAL STATEMENTS

The Funds’ audited consolidated financial statements for the fiscal period ended March 31, 2017, including notes thereto and the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, are incorporated by reference into this SAI.

APPENDIX A

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “b” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

A-1

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-2

APPENDIX B

Exchange Traded Concepts, LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Exchange Traded Concepts, LLC (“ETC”) recognizes that proxies for companies whose securities are held in client portfolios have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected clients.  Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.

Proxy Voting Policies

Proxy voting will be conducted by either ETC or the sub-advisers.1  To the extent that ETC is responsible for proxy voting, ETC has engaged Institutional Shareholder Services (“ISS”), to provide research on proxy matters and voting recommendations, and to cast votes on behalf of ETC. ISS executes and maintains appropriate records related to the proxy voting process, and ETC has access to those records.  ETC maintains records of differences, if any, between this Policy and the actual votes cast. ETC may, in the future, decide to engage a different proxy advisory firm.

ETC has reviewed ISS’s voting guidelines and has determined that those guidelines provide guidance in the best interest of ETC’s clients.  This Policy and ISS’s proxy voting guidelines will be reviewed at least annually.  This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

There may be times when ETC believes that the best interests of the client will be better served if ETC votes a proxy counter to ISS’s guidelines pertaining to the matter to be voted upon. In those cases, ETC will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After considering this information and, as necessary, discussing the issue with other relevant parties, ETC will determine how to vote on the issue in a manner which ETC believes is consistent with this Policy and in the best interests of the client.

Each sub-adviser’s proxy voting policies and procedures have been approved by the Trusts’ Board of Trustees and when a sub-adviser has been delegated authority to vote a proxy, it will vote such proxy in accordance with the approved proxy voting policies and procedures.
In addition, the sub-advisers may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to the sub-advisers’ established guidelines.   ETC has deemed in the best interest of clients to permit a sub-adviser the authority to cast proxy votes in accordance with the proxy voting policies submitted by that firm and approved by the Trusts’ Board of Trustees. The sub-adviser must promptly notify ETC of any proxy votes that are not voted consistently with the guidelines set forth in its policy.

[1]
As of the date of the last revision to this Policy, ETC’s only clients are the series (or portfolios) of Exchange Traded Concepts Trust, Exchange Listed Funds Trust, and ETF Series Solutions (the “Trusts”) for which ETC serves as investment adviser. ETC has engaged one or more sub-advisers for such series.  For some series, ETC is responsible for voting proxies and, for the remaining series, a sub-adviser is responsible for proxy voting.

Conflict of Interest Identification and Resolution

Although ETC does not believe that conflicts of interest will generally arise in connection with its proxy voting policies, ETC seeks to minimize the potential for conflict by utilizing the services of ISS to provide voting recommendations that are consistent with relevant regulatory requirements. Occasions may arise during the analysis and voting process in which the best financial interests of clients might conflict with the interests of ISS.  ISS has developed a “separation wall” as security between its proxy recommendation service and the other services it and its affiliated companies provide to clients who may also be a portfolio company for which proxies are solicited.

In resolving a conflict, ETC may decide to take one of the following courses of action:  (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) ETC may vote the proxy or engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that adequately addresses the potential for conflict.   Employees are required to report to the CCO any attempted or actual improper influence regarding proxy voting.

ETC will provide clients a copy of the complete Policy.  ETC will also provide to clients, upon request, information on how their securities were voted.

Proxy Voting Operational Procedures

Reconciliation Process

Each account’s custodian provides holdings to ISS on a daily basis.  Proxy materials are sent to ISS, which verifies that materials for future shareholder meetings are received for each record date position.  ISS researches and resolves situations where expected proxy materials have not been received.  ISS also notifies ETC of any proxy materials received that were not expected.

Voting Identified Proxies

A proxy is identified when it is reported through the ISS automated system or when a custodian bank notifies ISS of its existence.   As a general rule, ETC votes all proxies that it is entitled to vote that are identified within the solicitation period.  ETC may apply a cost-benefit analysis to determine whether to vote a proxy.  For example, if ETC is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” ETC generally abstains from voting that proxy.

Although not necessarily an exhaustive list, other instances in which ETC may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to an account’s participation in a securities lending program and the cost-benefit ETC analysis indicates that the cost to recall the security outweighs the benefit; (2) instances when proxy materials are not delivered or are delivered in a manner that does not provide ETC sufficient time to analyze the proxy and make an informed decision by the voting deadline; and (3) occasions when required local-market documentation cannot be filed and approved prior to the proxy voting deadline.

Proxy Oversight Procedures

In order to fulfill its oversight responsibilities related to the use of a proxy advisory firm, ETC will conduct a due diligence review of ISS annually and requests, at a minimum, the following information:

♦	ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest
♦	ISS’ Regulatory Code of Ethics
♦	The most recent SSAE 16 report of ISS controls conducted by an independent auditor (if available)
♦	ISS’ Form ADV Part 2 to determine whether ISS disclosed any new potential conflicts of interest

On a quarterly basis, ETC will request from ISS a certification indicating that all proxies were voted and voted in accordance with pre-determined guidelines and a summary of any material changes to the firm’s policies and procedures designed to address conflicts of interest.   In addition, a Proxy Voting Record Report is reviewed by ETC on a periodic basis.  The Proxy Voting Record Report includes all proxies that were voted during a period of time.

In order to fulfill its oversight responsibilities when a sub-adviser is responsible for voting proxies, ETC will request a certification of compliance and completion and review the sub-advisers’ Proxy Voting Record Report on a periodic basis.

Maintenance of Proxy Voting Records

The following records are maintained for a period of five years, with records being maintained for the first two years on site:

o	These policy and procedures, and any amendments thereto;
o	Each proxy statement (the majority of which are maintained on a third-party automated system);
o	Record of each vote cast;
o	Documentation, if any, created by ETC that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
o	Various reports related to the above procedures; and
o	Each written client request for information and a copy of any written response by ETC to a client’s written or oral request for information.

PART C:  OTHER INFORMATION

Item 28.          Exhibits

(a)(1)
Certificate of Trust dated July 17, 2009 of Exchange Traded Concepts Trust (formerly, FaithShares Trust) (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000950123-09-023575 on July 20, 2009.

(a)(2)
Written Instrument dated July 14, 2011, amending the Registrant’s Certificate of Trust dated July 17, 2009, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-078120 on August 17, 2011.

(a)(3)
Registrant’s Agreement and Declaration of Trust dated October 13, 2009 is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-068184 on December 4, 2009.

(a)(4)
Registrant’s Amended and Restated Agreement and Declaration of Trust dated October 3, 2011 is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-100027 on November 22, 2011.

(b)(1)
Registrant’s By-Laws dated October 20, 2009 are incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-023575 on July 20, 2009.

(b)(2)
Registrant’s Amended and Restated By-Laws dated October 3, 2011 are incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-100027 on November 22, 2011.

(c)	Not applicable.

(d)(1)
Advisory Agreement dated May 26, 2015 between the Registrant and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(d)(2)
Revised Addendum to Schedule A to the Advisory Agreement dated May 26, 2015 between the Registrant and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(d)(3)
Revised Addendum to Schedule A, reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and Bernstein Global Research Fund, to the Advisory Agreement dated May 26, 2015 between the Registrant and Exchange Traded Concepts, LLC to be filed by amendment.

(d)(4)
Sub-Advisory Agreement dated June 1, 2015 between Exchange Traded Concepts, LLC and HTAA, LLC, with respect to the Hull Tactical US ETF, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(d)(5)
Sub-Advisory Agreement dated June 1, 2015 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the Hull Tactical US ETF, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(d)(6)
Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the WeatherStorm Forensic Accounting Long-Short ETF (formerly, the Forensic Accounting ETF), ROBO GlobalTM Robotics and Automation Index ETF (formerly, the ROBO-STOXTM Global Robotics and Automation Index ETF), YieldShares High Income ETF, REX Gold Hedged S&P 500 ETF, REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy ETF), is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-005799 on August 28, 2015.

(d)(7)
Schedule A, dated May 3, 2016, to the Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, reflecting the addition of the REX Gold Hedged S&P 500 ETF, REX VolMAXXTM Long VIX Weekly Futures Strategy ETF, and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy ETF), is filed herewith.

(d)(8)
Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Penserra Capital Management LLC, relating to the EMQQ The Emerging Markets Internet & Ecommerce ETF and the ETF Industry Exposure & Financial Services ETF, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

2

(d)(9)
Addendum to Schedule A to the Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Penserra Capital Management LLC, relating to the EMQQ The Emerging Markets Internet & Ecommerce ETF and the ETF Industry Exposure & Financial Services ETF, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(d)(10)
Sub-Advisory Agreement dated October 1, 2016 between Exchange Traded Concepts, LLC and Amplify Investments LLC, relating to the YieldShares High Income ETF, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(d)(11)	Sub-Advisory Agreement between Exchange Traded Concepts, LLC and [SUB-ADVISER], with respect to the EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(d)(12)
Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, relating to the Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

(e)(1)
Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(l) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(e)(2)
Amendment No. 2 and revised Schedule A, effective December 6, 2012, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-15629 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-13-004545 on January 29, 2013.

(e)(3)
Amendment No. 3 and revised Schedule A, effective as of February 28, 2013, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(e)(4)
Amendment No. 4, effective as of November 11, 2013, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-001917 on March 28, 2014.

3

(e)(5)
Amendment No. 5 and revised Schedule A, effective as of October 1, 2013, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(e)(6)
Amendment No. 6 and revised Schedule A, effective February 18, 2014, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(e)(7)
Amendment No. 7 and revised Schedule A, effective November 11, 2014, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(e)(8)
Amendment No. 8 and revised Schedule A, effective September 29, 2015, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 150 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-008944 on January 11, 2016.

(e)(9)
Amendment No. 9 and revised Schedule A, effective December 8, 2015, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(e)(10)
Amendment No. 10 and revised Schedule A, effective February 28, 2017, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(e)(11)
Amendment and revised Schedule A to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co., reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

(e)(12)
Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

4

(f)	Not applicable.

(g)(1)
Custodian Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-059434 on November 6, 2009.

(g)(2)
Appendix A, dated February 28, 2017, to the Custodian Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(g)(3)
Revised Appendix A to the Custodian Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co., reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

(h)(1)
Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(l) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(h)(2)
Amendment and revised Schedule I, effective as of April 19, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(3)
New Fund Addendum, dated April 19, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(4)
Amendment, dated March 1, 2013, to the New Fund Addendum, dated April 19, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(5)
Amendment No. 2 and revised Schedule I, effective December 6, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

5

(h)(6)
New Fund Addendum, dated January 15, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(7)
Amendment No. 3 and revised Schedule I, effective as of February 28, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(8)
Amendment No. 4 and revised Schedule I, effective as of October 1, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(h)(9)
New Fund Addendum, dated October 1, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(h)(10)
New Fund Addendum, dated June 1, 2015, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(h)(11)
Amendment No. 6 and revised Schedule I, effective as of November 11, 2014, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(h)(12)
New Fund Addendum, dated November 11, 2014, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

6

(h)(13)
New Fund Addendum, dated March 30, 2016, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is filed herewith.

(h)(14)
Amendment No. 9 and Revised Schedule I, effective as of February 28, 2017, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Fund Services is incorporated herein by reference to Exhibit (h)(14) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(h)(15)
Amendment and New Fund Addendum to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Fund Services, reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(h)(16)
Amendment and New Fund Addendum to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Fund Services, reflecting the addition of the Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

(h)(17)
Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-059434 on November 6, 2009.

(h)(18)
Amendment, dated May 17, 2012, to the Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-034055 on June 8, 2012.

(h)(19)
Appendix A, dated as of February 28, 2017, to the Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(21) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(h)(20)
Revised Appendix A, reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and the Bernstein Global Research Fund, to the Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co., to be filed by amendment.

(h)(21)
Fee Waiver Agreement dated March 14, 2016 between the Registrant, on behalf of the REX Gold Hedged S&P 500 ETF, and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (h)(17) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-011166 on March 22, 2016.

7

(h)(22)
Fee Waiver Agreement dated April 7, 2016 between the Registrant, on behalf of the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy ETF), and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 168 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-012085 on April 19, 2016.

(h)(23)
Form of Investment Management Agreement between the REX Gold Hedged S&P 500 Subsidiary I and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (h)(20) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession 0001398344-16-012630 on April 29, 2016.

(h)(24)	Investment Management Agreement dated April 1, 2016 between the REX VolMAXXTM Long VIX Weekly Futures Strategy Subsidiary I and Exchange Traded Concepts, LLC is filed herewith.

(h)(25)
Investment Management Agreement dated April 1, 2016 between the REX VolMAXXTM Short VIX Weekly Futures Strategy Subsidiary I (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy Subsidiary I) and Exchange Traded Concepts, LLC is filed herewith.

(h)(26)
Form of Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the REX Gold Hedged S&P 500 Subsidiary I, is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession 0001398344-16-012630 on April 29, 2016.

(h)(27)
Sub-Advisory Agreement dated May 3, 2016 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the REX VolMAXXTM Long VIX Weekly Futures Strategy Subsidiary I, is filed herewith.

(h)(28)
Sub-Advisory Agreement dated May 3, 2016 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the REX VolMAXXTM Short VIX Weekly Futures Strategy Subsidiary I (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy Subsidiary I), is filed herewith.

(i)(1)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the EMQQ The Emerging Markets Internet & Ecommerce ETF, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-008340 on December 21, 2015.

8

(i)(2)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the WeatherStorm Forensic Accounting Long-Short ETF (formerly, the Forensic Accounting Long-Short ETF), is incorporated herein by reference to Exhibit (i)(5) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(i)(3)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the YieldShares High Income ETF, is incorporated herein by reference to Exhibit (i)(5) of Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002915 on April 30, 2015.

(i)(4)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Hull Tactical US ETF, is incorporated herein by reference to Exhibit (i)(6) of Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-003642 on June 1, 2015.

(i)(5)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the ROBO GlobalTM Robotics and Automation Index ETF (formerly, the ROBO-STOXTM Global Robotics and Automation Index ETF), is incorporated herein by reference to Exhibit (i)(5) of Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-005799 on August 28, 2015.

(i)(6)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the REX Gold Hedged S&P 500 ETF, is incorporated herein by reference to Exhibit (i)(6) of Post-Effective Amendment No. 150 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-008944 on January 11, 2016.

(i)(7)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy ETF), is incorporated herein by reference to Exhibit (i)(7) of Post-Effective Amendment No. 168 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-012085 on April 19, 2016.

(i)(8)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the ETF Industry Exposure & Financial Services ETF, is incorporated herein by reference to Exhibit (i)(9) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(i)(9)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

9

(j)	Consent of independent registered public accounting firm, Cohen & Company, Ltd., is filed herewith.

(k)	Not applicable.

(l)
Seed Capital Subscription Agreement between the Registrant and Exchange Traded Concepts, LLC (formerly, FaithShares Advisors, LLC) is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-068184 on December 4, 2009.

(m)(1)
Distribution and Service Plan dated October 20, 2009, as revised, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(m)(2)
Amended Exhibit A to the Distribution and Service Plan dated October 20, 2009, reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)
Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(l) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(p)(2)
Code of Ethics of Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(p)(3)
Code of Ethics of Penserra Capital Management LLC is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-005792 on November 10, 2014.

(p)(4)
Code of Ethics of HTAA, LLC is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-003642 on June 1, 2015.

(p)(5)
Code of Ethics of Vident Investment Advisory, LLC dated May 5, 2016 is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 186 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-022109 on December 27, 2016.

10

(p)(6)
Code of Ethics of Amplify Investments LLC dated September 23, 2016 is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(p)(7)	Code of Ethics of [SUB-ADVISER], sub-adviser to the EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(q)
Powers of Attorney dated April 24, 2017 are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

Item 29.	Persons Controlled by or under Common Control with the Fund

As of the date of this Registration Statement, the Registrant, through the following Funds, owned 100% of the following subsidiaries.  Each subsidiary is an exempted company organized under Cayman Islands law.

Fund	Subsidiary
REX Gold Hedged S&P 500 ETF	REX Gold Hedged S&P 500 Subsidiary I
REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	REX VolMAXXTM Long VIX Weekly Futures Strategy Subsidiary I
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	REX VolMAXXTM Short VIX Weekly Futures Strategy Subsidiary I

Item 30.          Indemnification

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

11

Item 31.          Business and other Connections of the Investment Adviser

Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser for each series of the Trust.  The principal address of the Adviser is 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73013.

HTAA, LLC (“HTAA”), Penserra Capital Management LLC (“Penserra Capital”), Vident Investment Advisory, LLC (“Vident”) and Amplify Investments LLC (“Amplify”) (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”) serve as sub-advisers for certain series of the Trust.  HTAA serves as sub-adviser for the Registrant’s Hull Tactical US ETF.  Penserra serves as sub-adviser for the Registrant’s EMQQ The Emerging Markets Internet & Ecommerce ETF and ETF Industry Exposure & Financial Services ETF. Vident serves as sub-adviser for the Registrant’s WeatherStorm Forensic Accounting Long-Short ETF, Hull Tactical US ETF, YieldShares High Income ETF, ROBO GlobalTM Robotics and Automation Index ETF, REX Gold Hedged S&P 500 ETF, REX VolMAXXTM Long VIX Weekly Futures Strategy ETF, and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF.  Amplify serves as sub-adviser for the Registrant’s YieldShares High Income ETF.  The principal address of HTAA is 141 W. Jackson Boulevard, Suite 1650, Chicago, Illinois 60604.  The principal address of Penserra Capital is 140 Broadway, 26th Floor New York, New York 10005.  The principal address of Vident is 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076.  The principal address of Amplify is 310 S. Hale Street, Wheaton, Illinois 60187.  The Adviser and the Sub-Advisers are investment advisers registered with the SEC under the Investment Advisers Act of 1940.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Adviser

Name and Position with Adviser*	Name of Other Company*	Connection with Other Company*
J. Garrett Stevens Chief Executive Officer	T.S. Phillips Investments, Inc.	Vice President
	Phillips Capital Advisors, Inc.	Vice President
James J. Baker, Jr. Member	N/A	N/A

*	Information provided is as of July 5, 2017.

Penserra Capital

Name and Position with Penserra Capital*	Name of Other Company*	Connection with Other Company*
Dustin Lewellyn, CIO	Golden Gate Investment Consulting LLC Penserra Securities LLC Penserra Transition Management LLC	Founder and President Employee Employee

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Name and Position with Penserra Capital*	Name of Other Company*	Connection with Other Company*
George Madrigal, CEO	Penserra Securities LLC Penserra Transition Management LLC	CEO CEO
Anthony Castelli, CCO	Penserra Securities LLC Penserra Transition Management LLC	CCO and COO CCO and COO

*	Information provided is as of March 29, 2017.

HTAA

Name and Position with HTAA*	Name of Other Company*	Connection with Other Company*
Blair Hull, Founder and CEO	Hull Investments, LLC	Founder and CEO
Petra Bakosova, COO	N/A	N/A

*	Information provided is as of March 29, 2017.

Vident

Name and Position with Vident*	Name of Other Company*	Connection with Other Company*
Anne Czizek, CCO	Gordian Compliance Solutions, LLC Operational Compliance Services, LLC	Sr. Compliance Consultant Managing Member & Compliance Consultant
Jumana Poonawala, COO	IFC / The World Bank Group	Investment Officer

*	Information provided is as of July 5, 2017.

Amplify

Name and Position with Amplify*	Name of Other Company*	Connection with Other Company*
Christian Magoon, Founder and CEO	Magoon Capital YieldShares, LLC	CEO CEO
Edward Keiley, CCO	Trader Compliance, Inc.	CCO

*	Information provided is as of April 28, 2017.

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Registrant’s Statements of Additional Information.

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Item 32.          Principal Underwriters

(a)
Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment	January 8, 2007
Act Qualified Investment Fund)
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust	April 1, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Winton Diversified Opportunities Fund	September 1, 2015
Gallery Trust	January 8, 2016
RiverPark Floating Rate CMBS Fund
(f/k/a RiverPark Commercial Real Estate Fund)	August 12, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017

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The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)
Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B.  Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Paul F. Klauder	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Karen E. LaTourette	Chief Compliance Officer, Anti-Money
	Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
Judith A. Hirx	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

Item 33.          Location of Accounts and Records

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o Exchange Traded Concepts Trust
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, Oklahoma 73120

(b)	Adviser:
Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, Oklahoma 73120
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(c)	Sub-Advisers:

HTAA, LLC
141 W. Jackson Boulevard, Suite 1650
Chicago, Illinois 60604

Penserra Capital Management LLC
140 Broadway, 26th Floor
New York, New York 10005

Vident Investment Advisory, LLC
300 Colonial Center Parkway, Suite 330
Roswell, Georgia 30076

Amplify Investments LLC
310 S. Hale Street
Wheaton, Illinois 60187

(d)	Principal Underwriter:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(e)	Custodians:
Brown Brothers Harriman
50 Post Office Square
Boston, Massachusetts 02109

(f)	Administrator: SEI Investments Global Funds Services One Freedom Valley Drive Oaks, Pennsylvania 19456

Item 34.          Management Services

Not Applicable.

Item 35.          Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 212 to Registration Statement No. 333-156529 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oklahoma City, State of Oklahoma, on this 28th day of July, 2017.

Exchange Traded Concepts Trust

/s/ J. Garrett Stevens
J. Garrett Stevens
Trustee and President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 212 has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

*	Trustee	July 28, 2017
David M. Mahle

*	Trustee	July 28, 2017
Kurt Wolfgruber

*	Trustee	July 28, 2017
Mark A. Zurack
*	Trustee	July 28, 2017
Timothy Jacoby
/s/ J. Garrett Stevens	Trustee and President	July 28, 2017
J. Garrett Stevens
*	Secretary	July 28, 2017
Richard Hogan

*	Treasurer	July 28, 2017
James J. Baker Jr.

*/s/ J. Garrett Stevens
J. Garrett Stevens

*	Attorney-in-Fact, pursuant to power of attorney

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Exhibit Index

Exhibit Number          Exhibit

EX-99.D.7
Schedule A, dated May 3, 2016, to the Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, reflecting the addition of the REX Gold Hedged S&P 500 ETF, REX VolMAXXTM Long VIX Weekly Futures Strategy ETF, and REX VolMAXXTM Short UIX Weekly Futures Strategy ETF (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy ETF)

EX-99.H.13	New Fund Addendum, dated March 30, 2016, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services

EX-99.H.24	Investment Management Agreement dated April 1, 2016 between the REX VolMAXXTM Long VIX Weekly Futures Strategy Subsidiary I and Exchange Traded Concepts, LLC

EX-99.H.25
Investment Management Agreement dated April 1, 2016 between the REX VolMAXXTM Short VIX Weekly Futures Strategy Subsidiary I (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy Subsidiary I) and Exchange Traded Concepts, LLC

EX-99.H.27	Sub-Advisory Agreement dated May 3, 2016 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the REX VolMAXXTM Long VIX Weekly Futures Strategy Subsidiary I

EX-99.H.28
Sub-Advisory Agreement dated May 3, 2016 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the REX VolMAXXTM Short VIX Weekly Futures Strategy Subsidiary I (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy Subsidiary I)

EX-99.J	Consent of independent registered public accounting firm, Cohen & Company, Ltd.

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